As filed with the Securities and Exchange Commission on February 14, 2003

                                             Securities Act File No. 333-35832
                                     Investment Company Act File No. 811-09917
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|
                         Pre-Effective Amendment No.                        |_|
                        Post-Effective Amendment No. 3                      |X|
                                    and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|
                                Amendment No. 4                             |X|
                       (Check Appropriate Box or Boxes)

                       SENTINEL VARIABLE PRODUCTS TRUST
              (Exact Name of Registrant as Specified in Charter)
                   National Life Drive
                   Montpelier, Vermont                          05604
        (Address of Principal Executive Offices)              (Zip Code)
                                (802) 229-3113
             (Registrant's Telephone Number, including Area Code)

                                   Copy to:

        D. Russell Morgan, Esq.                   John A. MacKinnon, Esq.
    c/o NL Capital Management, Inc.           Sidley Austin Brown & Wood LLP
          National Life Drive                       787 Seventh Avenue
       Montpelier, Vermont 05604                 New York, New York 10019
(Name and Address of Agent for Service)

                               ________________

          It is proposed that this filing will become effective (check appropriate box)
               |_| immediately upon filing pursuant to paragraph (b)
               |_| on (date) pursuant to paragraph (b)
               |_| 60 days after filing pursuant to paragraph (a)(1)
               |_| on (date) pursuant to paragraph (a)(1)
               |_| 75 days after filing pursuant to paragraph (a)(2)
               |X| on May 1, 2003 pursuant to paragraph (a)(2) of Rule 485. If appropriate, check the following box:
               |_| this post-effective amendment designates a new effective
                   date for a previously filed post-effective amendment.

                                _______________



     Title of securities being registered: common shares of beneficial interest, par value $.01 per share.

                       Sentinel Variable Products Trust

                              P R O S P E C T U S


                               Dated May 1, 2003




                 Sentinel Variable Products Common Stock Fund
                 Sentinel Variable Products Mid Cap Growth Fund Sentinel Variable Products Small Company Fund Sentinel Variable Products Growth Index Fund Sentinel Variable Products Balanced Fund Sentinel Variable Products Bond Fund
                 Sentinel Variable Products Money Market Fund




         This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

         The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

 Sentinel Variable Products Trust o National Life Drive o Montpelier, VT 05604

Table of Contents


Key Facts About the Sentinel Variable Products Trust.............1
Risk/Return Bar Charts and Tables................................
Fees and Expenses................................................
Details About the Funds' Investment Objectives,
    Principal Investment Strategies and Related Risks............
Offer, Purchase and Redemption of Shares.........................
How the Funds are Priced.........................................
Dividends, Capital Gains and Taxes...............................
Management of the Funds..........................................
Description of Sentinel Variable Products Trust's Shares.........
Financial Highlights.............................................

Key Facts about the Sentinel Variable Products Trust

What are the main goals and investment strategies of each Fund of the Sentinel Variable Products Trust?

         This prospectus contains information about the seven mutual funds that are series of Sentinel Variable Products Trust.

         In this prospectus, each Sentinel Variable Products Fund is referred to individually as a "Fund" and collectively as the "Funds." NL Capital Management, Inc. ("NL Capital Management") is the investment advisor for each Fund. We cannot guarantee that any Fund will achieve its goals.

A brief description of each Fund follows:

Sentinel Variable Products Common Stock Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole, by investing in a diverse group of common stocks of well-established companies.

Sentinel Variable Products Mid Cap Growth Fund seeks growth of capital, by focusing its investments on common stocks of mid-sized growing companies. Income is not a factor in selecting stocks.

Sentinel Variable Products Small Company Fund seeks growth of capital, by investing mainly in common stocks of small companies that NL Capital Management believes have attractive growth potential and valuations. Income is not a factor in selecting stocks.

Sentinel Variable Products Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index, by investing in common stocks of the companies comprising the Index in approximately the same weightings as the Index.


Sentinel Variable Products Balanced Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value, by investing in both common stocks and bonds. NL Capital Management allocates the Fund's assets among stocks and bonds based on whether it believes stock or bonds offer a better value at the time.

Sentinel Variable Products Bond Fund seeks high current income while seeking to control risk by investing mainly in investment grade bonds. The Fund invests exclusively in fixed-income securities.


Sentinel Variable Products Money Market Fund seeks as high a level of current income as is consistent with stable principal values and liquidity by investing exclusively in dollar-denominated money market instruments, including U.S. government securities, bank obligations, repurchase agreements, commercial paper, and other corporate debt obligations.

What are the main risks of investing in the Funds?

         Investment in each Fund is subject to certain risks. Some of the risk factors described below affect more than one Fund; others are specific to certain Funds.

         More information on each Fund's risk factors is provided under "Details About the Funds' Investment Objectives, Principal Investment Strategies, and Related Risks". We cannot guarantee that any of the Funds will achieve its goals.

Equity Fund Risks


         The value of all equity funds, including the Common Stock Fund, the Mid Cap Growth Fund, the Small Company Fund, the Growth Index Fund, and the equity portion of the Balanced Fund, may go up or down as the prices of the stocks held by these Funds go up or down. Changes in value may occur because the U.S. stock markets are rising or falling or due to business developments or other factors that affect the value of particular companies. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks could decline generally or underperform other types of investment assets. If the value of the stocks held in these Funds goes down, you may lose money. The stocks of smaller companies may be subject to greater changes in value than stocks of larger, more established companies, because they generally have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, small company stocks may trade less frequently and in lower share volumes, which could contribute to wider price fluctuations.


         The equity Funds are also subject to investment style risk, which is the chance that returns from the portion of the stock market on which they focus, for example large capitalization value stocks for the Common Stock Fund, or large capitalization growth stocks for the Growth Index Fund, will trail returns from other asset classes or the overall stock market. Growth stocks and value stocks, and large company stocks and smaller company stocks, tend to go through cycles of doing better, or worse, than the stock market in general. These periods have, in the past, lasted for as long as several years. Growth stocks, and funds that focus on them, also have a tendency to be more volatile than other investments.

         In the case of the Growth Index Fund, there is the risk that the Fund will not track closely the performance of the S&P 500/BARRA Growth Index for a number of reasons, including the Fund's costs of buying and selling securities and the flow of money into and out of the Fund.

         By tracking the composition of the S&P 500/BARRA Growth Index, the Growth Index Fund may from time to time be a non-diversified fund under SEC standards, which means that it may invest more of its assets in securities of a few issuers than if it were a diversified fund. For this reason, developments affecting an individual issuer may have a greater impact on the Fund's performance.


Fixed Income Fund Risks

         The Bond Fund and the bond portion of the Balanced Fund primarily invest in bonds. Bonds are subject to several types of risk. A bond's issuer may default on payments of interest or repayments of principal. The market also may judge that the odds that an issuer of bonds could default in the future have increased. Interest rates available in the market may increase, which would reduce the present value of the fixed payments to be received from outstanding bonds. Any of these factors could cause the value of bonds held by these Funds to fall. If the value of the portfolio investments falls, you could lose money.

         U.S. government bonds are very unlikely to default or to decline in credit quality. However, the value of U.S. government bonds generally will rise if interest rates fall, and fall if interest rates rise. The longer the remaining term of a bond, the more its value will tend to fluctuate as interest rates change. The Bond Fund and the bond portion of the Balanced Fund also invest in mortgage-backed securities, which have varying rates of principal repayments. When interest rates fall, mortgage prepayments generally increase, which may cause mortgage-backed securities to lose value. To the extent these Funds invest in mortgage-backed securities, they also are subject to extension risk.
Extension risk is the possibility that when interest rates rise, prepayments occur at a slower than expected rate.

         In that event, a security that was considered short or intermediate-term at the time of purchase may effectively become a long-term security. Long-term securities generally tend to fluctuate more widely in response to changes in interest rates than shorter-term securities.

         The bonds in which the Bond Fund and the bond portion of the Balanced Fund invest are subject to default risk, or credit quality risk, as well as interest rate risk. Generally, the degree of default risk is reflected in the ratings of the securities. Investment grade rated securities generally are less subject to default risk than lower rated securities. While any corporate security is subject to the risk of default, the lower the rating of a bond the more speculative it is and the more likely it is that the issuer may default or that the security may be downgraded. The Bond Fund and the bond portion of the Balanced Fund will invest primarily in investment grade securities.


Money Market Fund Risks

         Short term instruments issued by banks and other corporate issuers are subject to the risk that the issuer will default on its obligation, in which case the Fund may suffer a loss. Repurchase agreements may also subject the Fund to risk of loss if the other party to the repurchase agreement defaults on its obligation, and the proceeds from the sale of the securities held as collateral turn out to be less than the repurchase price stated in the agreement. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

Risk/Return Bar Chart and Table


The bar charts below and tables shown below provide indications of the risks of investing in each Fund, other than the Balanced and Bond Funds, which began operations on May 1, 2003. The bar charts show changes in the Funds' performance for calendar years 2001 and 2002, the first two full calendar years of operations of each Fund. The Common Stock, Small Company, Mid Cap Growth, Growth Index and Money Market Funds began operations on November 30, 2000. How each Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.

Common Stock Fund

                                        ---------------------------------------
                                        During the two year period shown in
                                        this bar chart, the highest return for
                                        a quarter for the Common Stock Fund
-17.33       -8.1                       was 8.02% (quarter ended December,
                                        2002) and the lowest return for a
---------   -------                     quarter was (16.44)% (quarter ended
 2002        2001                       September, 2002).
                                        ---------------------------------------

                                        ---------------------------------------
Mid Cap Growth Fund                     During the two year period shown in
                                        this bar chart, the highest return for
                                        a quarter for the Mid Cap Growth Fund
                                        was 31.51% (quarter ended December,
-24.09       -24.3                      2001) and the lowest return for a
                                        quarter was (33.64)% (quarter ended
---------   -------                     September, 2001).
 2002        2001                       ---------------------------------------








Small Company Fund                      ---------------------------------------
                                        During the two year period shown on
                                        this bar chart, the highest return for
                                        a quarter for the Small Company Fund
-13.92       +5.35                      was 20.90% (quarter ended December,
                                        2001) and the lowest return for a
---------   -------                     quarter was (15.94)% (quarter ended
 2002        2001                       September, 2002).
                                        ---------------------------------------






                                        ---------------------------------------
Growth Index Fund                       During the two year period shown in
                                        this bar chart, the highest return for
                                        a quarter for the Growth Index Fund was
-24.04       -13.4                       12.79% (quarter ended December, 2001)
                                        and the lowest return for a quarter was
---------   -------                     (17.55)% (quarter ended March, 2001).
 2002        2001                      ---------------------------------------








                                        ---------------------------------------
Money Market Fund                       During the two year period shown in
                                        this bar chart, the highest return for
                                        a quarter for the Money Market Fund was
                                        1.35% (quarter ended March, 2001) and
-1.32        3.7                        the lowest return for a quarter was
                                        0.29% (quarter ended December, 2002).
---------   -------                     ---------------------------------------
 2002        2001

Average Annual Total Return Tables



The tables below compare for the periods shown the average annual return of an appropriate broad-based securities market index with the average annual return of each Fund, other than the Balanced and Bond Funds, which began operations on May 1, 2003. How each Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.



------------------------------------------------------------------------------
                                                       Past           Since
For the periods ended December 31, 2002              One Year        Inception,
                                                                        on
                                                                     November
                                                                      30, 2000
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Common Stock Fund                                     - 17.33%        - 10.28%
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S&P 500 Index                                         - 22.09%        - 16.32%
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Mid Cap Growth Fund                                   - 24.09%        - 22.82%
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S&P 500 Index                                         - 22.09%        - 16.32%
-------------------------------------------------------------------------------
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Small Company Fund                                    - 13.92%          -1.26%
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Russell 2000 Index                                    - 20.48%          -5.61%
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Growth Index Fund                                     - 24.04%        - 20.36%
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S&P 500/BARRA Growth Index                            - 23.58%        - 19.39%
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Money Market Fund                                        1.32%           2.62%
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Lipper Money Market Funds                                1.00%           2.36%
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Fees and Expenses


The tables below describe the fees and expenses that you pay if you buy and hold shares of the Funds:

Shareholder Fees (fees paid directly from your investment)(a):

   Maximum Sales Charge (Load) Imposed on Purchases.............None
   Maximum Deferred Sales Charge (Load).........................None
   Maximum Sales Charge (Load) Imposed
   on Reinvested Dividends......................................None
   Redemption Fees..............................................None
   Exchange Fees................................................None


Annual Fund Operating Expenses(a)
(as a percentage of average net assets)




                               Common       Mid Cap     Small        Growth                               Money
                               Stock        Growth      Company      Index       Balanced    Bond         Market
                               --------     --------    --------     --------    ---------   -----        ------
Management Fees                0.46%        0.50%       0.49%        0.30%       0.55%       0.40%        0.25%
Other Expenses:
  Accounting and
   Administrative Costs        0.12%        0.13%       0.12%        0.23%       0.14%       0.12%        0.12%
  Other                        0.13%        0.22%       0.20%        1.59%       0.18%       0.17%        0.14%
                               ------------ ----------- -----------  ----------- ----------- ------------ -----------
Total Other Expenses           0.25%        0.35%       0.32%        1.82%       0.32%       0.29%        0.26%
                               ------------ ----------- -----------  ----------- ----------- ------------ -----------
Total Annual Fund Operating
  Expenses (b)
                               0.71%        0.85%       0.81%        2.12%       0.87%(c)    0.69%(c)     0.51%
                               ============ =========== ===========  =========== =========== ============ ===========


         (a) The above fees and expenses do not include fees and expenses charged or incurred by the separate accounts of National Life Insurance Company which purchase shares of the Funds to serve as investment vehicles under variable life insurance policies or variable annuity contracts issued by National Life Insurance Company. If such fees and expenses were included, the overall expenses shown above would be higher. For information on these fees and expenses, please refer to the prospectus for the variable life insurance policy or variable annuity contract in which you are interested.

         (b) Current Expense Ratios.The above expense ratios do not reflect waivers or reimbursements of expenses by NL Capital Management. Currently, NL Capital Management voluntarily waives or reimburses expenses of the Funds shown below to the extent necessary to cap expense ratios at the amounts shown below.


                                           Common Stock..........0.66%
                                           Mid Cap Growth........0.82%
                                           Small Company.........0.74%
                                           Growth Index .........0.60%
                                           Balanced..............0.82%
                                           Bond..................0.67%
                                           Money Market..........0.40%

         These waiver and reimbursement arrangements may be changed or terminated at any time after December 31, 2003, except that NL Capital Management has agreed with the SEC to maintain the current caps on the Balanced and Bond Fund Funds at least through May 1, 2005.

         (c)  Based on estimates for the current fiscal year.


Examples:

         These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

         These examples assume that you invest $10,000 in each Fund for the time periods indicated, that the Fund's operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.

         Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.

Note that the amounts shown do not reflect any of the waivers or reimbursements that limit expense ratios to the levels shown in footnote (b) above.

                     1 year          3 years        5 years        10 years
                     ------          -------        --------       --------

Common Stock         $ 73            $ 227          $ 395          $  883
Mid Cap Growth         87              271            471           1,049
Small Company          83              259            450           1,002
Growth Index          215              664          1,139           2,452
Balanced               89              278            --              --
Bond                   70              221            --              --
Money Market           52              164            285             640



Details About the Funds' Investment Objectives,
Principal Investment Strategies, and Related Risks

Each Fund has distinct investment objectives and policies. Investment objectives are fundamental policies of each Fund that may only be changed by a majority vote of the outstanding shares of that Fund. We cannot guarantee that these objectives will be achieved.

Each Fund's investment objectives and policies are described in this section. A general discussion of the Funds' investment policies and associated risks follows.


The Common Stock Fund invests in
common stocks of well-established companies

The Common Stock Fund seeks a combination of growth of capital, current income, growth of income, and relatively low risk as compared with the stock market as a whole. It seeks this goal by investing mainly in a diverse group of common stocks of well-established companies, most of which pay regular dividends. NL Capital Management tries to select stocks of leading companies that are financially strong and are selling at attractive prices in relation to their values. When appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks. Under normal circumstances, at least 80% of the Fund's assets are invested in common stocks.


The Mid Cap Growth Fund invests in
stocks of mid-sized companies

The Mid Cap Growth Fund seeks growth of capital by focusing its investments on common stocks of mid-sized growing companies. NL Capital Management tries to invest in companies with favorable growth potential with attractive pricing in relation to this growth potential, and experienced and capable managements. The Fund will invest at least 80% of its assets in stocks whose market capitalizations are, at the time of purchase, within the range from the stock with the lowest capitalization which is included in the Standard & Poor's MidCap 400 Index or the Russell Midcap Growth Index, up to and including 1.2 times the market capitalization of the largest company included in either of these indices. As of February 28, 2002, companies included in either the Standard & Poor's Midcap 400 Index or the Russell Midcap Growth Index had market capitalizations between $____ and $_____. Income is not a factor in selecting investments.

         NL Capital Management emphasizes stocks it believes to have superior potential for growth, rather than wide diversification. The Fund may invest up to 25% of its assets in stocks of companies within a single industry. The Fund is actively managed. It is possible that the Fund's turnover rate may exceed 100%
annually. High turnover would cause the Fund to incur higher trading costs, including more brokerage commissions. It may also cause the Fund to recognize capital gains and capital losses for tax purposes earlier than it would if its turnover rate was lower.


The Small Company Fund  invests  in
stocks of small companies

The Small Company Fund seeks growth of capital, by investing mainly in common stocks of small companies that NL Capital Management believes have attractive growth potential and valuations. Income is not a factor in selecting stocks. The Fund invests at least 80% of its assets in stocks of small companies. The Fund considers small companies to be companies with market capitalizations of less than $3 billion. Market capitalization is the total value of all the outstanding shares of common stock of a company. Up to 25% of the Fund's assets may be invested in securities within a single industry.

         The Small Company Fund's policy is to avoid short-term trading. However, the Fund may sell a security without regard to its holding period if NL Capital Management believes it is in the Fund's best interest to do so. The Fund's turnover rate is not expected to exceed 100% annually. The Fund is intended for long-term investors willing to accept more risk in order to seek above-average gains.


The Growth Index Fund invests in
stocks comprising  the S&P 500/BARRA Growth Index

The Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index. The S&P 500/BARRA Growth Index includes those stocks of the S&P 500 Index with higher than average price to book value ratios. The S&P 500 is an unmanaged index and typically includes companies that are the largest and most dominant in their industries. There can be no assurance that the Fund will achieve its objective.

         The Fund will invest at all times at least 80% of its total assets in the common stocks of the companies that comprise the S&P 500/BARRA Growth Index. It normally intends to invest substantially all its total assets in these common stocks, in approximately the same weightings as the S&P 500/BARRA Growth Index. The Fund also may hold up to 20% of its assets in money market instruments and stock index options and futures. Futures and options are considered "derivatives" because they "derive" their value from a traditional security (like a stock or bond) or index. The Fund intends to buy index options or futures, if at all, only in anticipation of buying stocks.

         The Growth Index Fund is not "actively managed," which would involve the investment advisor buying and selling securities based on research and analysis. Rather, the Growth Index Fund tries to match, as closely as possible, before expenses, the performance of its target index, the S&P 500/BARRA Growth Index. It does this by holding, under normal circumstances, all of the common stocks included in the target index, in approximately the same weightings as in the index.

         The Growth Index Fund by itself is not a balanced investment program. The Growth Index Fund will generally hold exclusively the stocks of companies among the 500 largest U.S. publicly owned corporations. Of these stocks, the stocks included in the S&P 500/BARRA Growth Index have been valued in the stock market at levels which indicate that the market expects their issuers to have better than average prospects for growth of revenue and earnings. These stocks are sometimes referred to as "large capitalization growth stocks." The Growth Index Fund will not invest in other types of stocks, including the stocks of small companies, or so-called "value stocks," from which the market does not expect as much growth in revenue and earnings, but which can be purchased at lower valuations. Diversifying your investments beyond "large capitalization growth stocks" may lower the volatility of your overall investment portfolio, and could improve your long-term investment return.

         It is anticipated that the Growth Index Fund will have relatively low portfolio turnover. However, it may have to sell securities from time to time to meet redemption requests, and adjustments will be made in the portfolio from time to time because of changes in the composition of the S&P 500/BARRA Growth Index.


The Balanced Fund invests in a combination of stocks and bonds

The Balanced Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value. It seeks this goal by investing in common stocks similar to those in the Common Stock Fund and in investment grade bonds similar to those in the Bond Fund, with at least 25% of its assets in bonds. When determining this percentage, convertible bonds and/or preferred stocks are considered common stocks, unless these securities are held primarily for income. NL Capital Management will divide the Fund's assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential.

The Bond Fund invests in investment grade bonds

The Bond Fund seeks high current income while seeking to control risk by investing mainly in investment grade bonds. The Fund will invest exclusively in fixed-income securities, and to a limited extent in related derivatives, as discussed on page ___. At least 80% of the Fund's assets will normally be invested in the following types of bonds:

1. Corporate bonds which at the time of purchase are rated within the four highest rating categories of Moody's, Standard & Poor's or any other nationally recognized statistical rating organization;
2. Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities;
3. Debt securities (payable in U.S. dollars) issued or guaranteed by Canadian governmental entities; and
4. Debt obligations of domestic banks or bank holding companies, even though not rated by Moody's or Standard & Poor's, that NL Capital Management believes have investment qualities comparable to investment grade corporate securities.

         The Fund may also invest in other fixed income securities, such as straight or convertible debt securities and straight or convertible preferred stocks.

         The Fund will invest no more than 20% of its total assets in lower quality bonds, sometimes called "junk bonds." These bonds, because of the greater possibility that the issuers will default, are not investment grade - that is, they are rated below BBB by Standard & Poor's or below Baa by Moody's, or are unrated but considered by NL Capital Management to be of comparable credit quality. The risks inherent in these lower rated bonds are discussed on pages _____.

         The Bond Fund may not invest more than 25% of its total assets in any one industry, except for U.S. Government Securities. In applying this limitation, NL Capital Management classifies utility companies according to their services, and financial services companies according to the end users of their services. For example, natural gas, electric, and telephone will each be considered a separate industry, as will auto finance, bank finance, and diversified finance.

The Money Market Fund invests primarily in high quality money market instruments

The Money Market Fund seeks as high a level of current income as is consistent with stable principal values and liquidity by investing exclusively in dollar-denominated money market instruments, including U.S. government securities, bank obligations, repurchase agreements, commercial paper, and other corporate debt obligations. All such investments will have remaining maturities of 397 days or less. The Fund may also invest up to 10% of its total assets in shares of institutional money market funds which invest primarily in securities in which the Fund could invest directly. The Fund may earn less income than funds owning longer term securities or lower quality securities that have less liquidity, greater market risk and greater market value fluctuations.

         The Fund seeks to maintain a net asset value of $1.00 per share, by using the amortized cost method of valuing its securities. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less.

General Information Relevant to the Investment Practices of the Funds, and Associated Risks

We cannot guarantee that any Fund's investment objective will be achieved.

You can find additional information about the securities and investment techniques used by the Funds in the Funds' Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling 1-800-537-7003, or by writing to Sentinel Variable Products Trust at National Life Drive, Montpelier, VT 05604.

Information Relevant to the Equity Funds

Stock Market and Selection Risk. The Common Stock, Mid Cap Growth and Small Company Funds, and the equity portion of the Balanced Fund, are subject to stock market and selection risk. The Growth Index Fund is subject to stock market risk. Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that that the investments that NL Capital Management selects will underperform the stock market or other funds with similar investment objectives and investment strategies.

Risks of Stocks of Smaller Companies. The stocks of smaller companies typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

Risks of Growth Stocks. Prices of growth stocks tend to be higher in relation to their companies' earnings, and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile.

Investment Style Risk. The Common Stock Fund has a focus on "large capitalization value stocks", although it may also invest in growth stocks. The Mid Cap Growth Fund focuses on "mid capitalization growth stocks", while the Small Company Fund focuses on the stocks of smaller companies. The Growth Index Fund focuses on "large capitalization growth stocks." Changes in investment style may cause any of these groups to underperform the stock market in general, or other asset classes.

Tracking Error Risk. There are several reasons why the Growth Index Fund's performance may not match the S&P 500/BARRA Growth Index. First, the Fund incurs administrative expenses and transaction costs in trading stocks. Second, the composition of the S&P 500/BARRA Growth Index and the stocks held in the Fund may diverge, due to cash flows into or out of the Fund and changes in the composition of the index. Third, the timing and magnitude of cash flows into and out of the Fund may result in temporarily uninvested cash, or may lead to weightings of stocks held by the Fund which are not precisely the same as in the S&P 500/BARRA Growth Index.

Non-Diversification. The Growth Index Fund may from time to time be a non-diversified fund under SEC standards. If the Fund invests more of its assets in securities of a few issuers than it would if it always was a diversified fund, the Fund's risk is increased because developments affecting an individual issuer may have a greater impact on the Fund's performance.

Information Regarding the S&P 500/BARRA Growth Index

The Growth Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Growth Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Growth Index Fund particularly or the ability of the S&P 500/BARRA Growth Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and the S&P 500/BARRA Growth Index, which is determined, composed, and calculated without regard to the Growth Index Fund. S&P has no obligation to take the needs of the Trust or the owners of the Growth Index Fund into consideration in determining, composing or calculating the S&P 500/BARRA Growth Index. S&P is not responsible for and has not participated in the determination of the prices at which the Growth Index Fund shares are sold, the timing of the offering of Growth Index Fund shares, or the determination of the prices at which Growth Index Fund shares may be redeemed. S&P has no obligation or liability in connection with the administration or marketing of the Growth Index Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE GROWTH INDEX FUND, OWNERS OF THE GROWTH INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500/BARRA GROWTH INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Information Relevant to the Fixed-Income Funds

         The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations (a measure of a bond's sensitivity to changes in interest rates) generally have higher yields and are subject to greater price fluctuation due to interest rate changes than bonds with shorter maturities or shorter durations.

         The Bond Fund and the bond portion of the Balanced Fund may invest without limitation in bonds in the fourth highest rating category of Moody's and Standard & Poor's. While considered investment-grade, these bonds may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories. If a bond is downgraded below investment-grade, NL Capital Management will determine whether selling it is in the shareholders' best interests. To arrive at this decision, NL Capital Management will consider, among other things, the market price, credit risk, and general market conditions.

Lower quality
bonds are more
risky than highly rated bonds

Risks of Lower Quality Bonds. The Bond Fund and the bond portion of the Balanced Fund may invest up to 20% of total assets in lower rated bonds. Because of the increased risk of default, these bonds generally have higher nominal or effective interest rates than higher quality bonds. The Funds may purchase bonds in the lowest rating categories (D for S&P and C for Moody's) and comparable unrated securities. However, the Funds will only purchase securities rated lower than B- by S&P or B3 or lower by Moody's if NL Capital Management believes the quality of the bonds is higher than indicated by the rating.

         Lower quality bonds may pay interest at fixed, floating or adjustable rates. The value of floating or adjustable rate bonds is less likely to be adversely affected by interest rate changes than fixed rate bonds. However, if interest rates fall, the Funds may earn less income if they hold floating or adjustable rate bonds. Lower rated bonds are more speculative and likely to default than higher quality bonds.

         Lower rated bond values also tend to fluctuate more widely in value, for several reasons. An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments. These bonds may not be traded as actively. Their prices may respond more adversely to negative publicity and investor perceptions. If trading in lower rated bonds becomes less active, the Funds may have more difficulty in valuing these bonds. Success in investing in junk bonds depends heavily on NL Capital Management's credit analysis. Lower rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers. The risk of loss due to default by the issuer of a lower quality bond may be significantly greater than the risk for higher rated bonds because lower quality bonds are more likely to be unsecured and may be subordinated to other creditors. If a bond defaults, the Funds may incur additional expenses in seeking a recovery or participating in a restructuring. Lower quality bonds also may have call features that permit the issuer to repurchase the securities from the Funds before their maturity. If a call is exercised during a period of declining interest rates, the affected Fund would probably have to replace the called bonds with lower yielding bonds, and the Fund's investment income would go down.

Zero Coupon and Similar Bonds. The Bond Fund and the bond portion of the Balanced Fund also may invest in bonds that do not pay interest, but instead are issued at a significant discount to their maturity values (referred to as zero coupon securities), that pay interest in additional securities instead of cash (referred to as pay-in-kind securities) or that pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Even though the Funds may not get cash interest payments on these bonds, under existing tax law the Funds nevertheless must accrue and distribute the income deemed to be earned on a current basis. This may cause a Fund to have to sell other investments to raise the cash needed to make its required income distributions.

Restricted and Illiquid Securities. The Bond Fund and the bond portion of the Balanced Fund may purchase certain restricted bonds, often called Rule 144A bonds, for which trading is limited to qualified institutional buyers. NL Capital Management may determine that Rule 144A bonds are liquid securities under guidelines approved by the Funds' Board of Trustees, and these Rule 144A bonds will not be subject to the prohibition on illiquid securities. These liquid Rule 144A Securities may become illiquid if qualified institutional buyers are unavailable.

The Funds will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may cause the net asset value of a Fund to go down.



Information Relevant to the Money Market Fund

         The Money Market Fund faces very little interest rate risk, or the risk that the value of the Fund's investments will decline due to increases in interest rates, because the time until these investments mature is relatively short. The Money Market Fund does face the risk that an issuer of a money market instrument in which it invests will default in the repayment of the instrument, and if this occurs the Fund will incur a loss. The Fund seeks to control this risk by investing only in high quality instruments issued by banks or corporations believed to be highly creditworthy by NL Capital Management.

Information Relevant to All Funds

Repurchase Agreements. All of the Funds may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price. If the counterparty defaults on its repurchase obligation, the Fund would have the bonds and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the bonds turns out to be less than the repurchase price stated in the agreement. If the counterparty becomes insolvent or goes bankrupt, a Fund may be delayed in being able to sell bonds that were subject to the repurchase agreement. For more information about repurchase agreements, please refer to the Statement of Additional Information.

Derivatives. The Funds (other than the Money Market Fund) may use derivative instruments for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. If a Fund invests in derivative instruments, the Fund will be subject to the following risks:

o credit risk, or the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund,

o in the case of hedging uses, the future or option will not fully offset the underlying positions,

o liquidity risk, or the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market, and

o in the case of hedging uses, the intended risk management purpose of the derivative instrument may not be achieved, and may produce losses or missed opportunities.

The sum of the initial margin plus premiums paid for establishing derivative positions may not exceed 5% of the total assets of any Fund, except that the Growth Index Fund may hold up to 20% of its total assets in derivative instruments. The Funds are not required to use hedging and may choose not to do so.


Temporary Defensive Positions. Each of the Funds may be less than fully invested in securities called for by its principal investment strategies at any time. If NL Capital Management feels that it is necessary under adverse market conditions to take a temporary defensive position, these Funds may depart significantly or completely from their principal investment strategies. The use of temporary defensive positions could prevent the Funds from achieving their investment objectives.

Offer, Purchase and Redemption of Shares

         Shares of the Funds are not available directly to the public. Currently, shares of the Funds are sold, without sales charge, at each Fund's net asset value per share, only to variable life insurance and variable annuity separate accounts of National Life Insurance Company. In the future, the Funds may offer shares of one or more of the Funds (including new Funds that might be added to Sentinel Variable Products Trust) to other separate accounts of National Life, to support variable life insurance policies or variable annuity contracts, or shares may be sold to other insurance company separate accounts to fund variable life insurance policies and variable annuity contracts. The price per share is based on the next daily calculation of net asset value after an order is placed.

         Shares of the Funds are sold in a continuous offering and are authorized to be offered to National Life Insurance Company separate accounts to support variable life insurance contracts and variable annuity contracts. Net premiums or net purchase payments under such contracts are placed in one or more subaccounts of a separate account and the assets of each such separate account are invested in the shares of the Fund corresponding to that subaccount. A separate account purchases and redeems shares of the Funds for its subaccounts at net asset value without sales charges or redemption charges.

         On each day that a Fund's net asset value is calculated, a separate account transmits to the Fund any orders to purchase or redeem shares based on the premiums, purchase payments, redemption (surrender) requests, and transfer requests from contract owners or payees that have been processed on that day. A separate account purchases and redeems shares of each Fund at that Fund's net asset value per share calculated as of the same day, although such purchases and redemptions may be executed the next morning.

         Please refer to the separate prospectus for each separate account and its related contract for a more detailed description of the procedures under which a contract owner or payee may allocate his or her interest in a separate account to a subaccount using the shares of one of the Funds as an underlying investment medium.

How the Funds Are Priced

         Net asset value for each Fund is calculated at 4:00 p.m., Eastern Time, on each business day on which the New York Stock Exchange is open, and becomes effective immediately upon its determination. The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund's outstanding shares. The Funds' investments are valued as shown below:


| | Equity securities are valued at the latest transaction prices on the principal stock exchanges on which they are traded.

| | Unlisted and listed securities for which there were no sales or insufficient sales during the day are valued at the mean between the latest available bid and asked prices.

| | Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service.

| | Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

| | Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event current prices provided by market makers are used.

         The Money Market Fund's assets are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         If events that are expected to materially affect the value of securities traded in other markets occur between the close of those markets and the Funds' determination of net asset value, the Funds' Board of Trustees may value those securities at their fair value. The Board of Trustees has delegated this responsibility to Sentinel Administrative Service Corporation, which provides fund accounting services to the Funds, subject to its review and supervision.

Dividends, Capital Gains and Taxes

        Each Fund intends to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to meet certain diversification requirements applicable to mutual funds underlying variable insurance products. As long as it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each Fund intends to distribute substantially all of such income, once per year in December, except for the Money Market Fund, which will declare daily dividends.

         Shares of the Funds are offered only to separate accounts of National Life Insurance Company. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance or variable annuity contracts. Accordingly, no gain or loss should be recognized on ordinary income or capital gain distributions to the Funds' insurance company shareholders or upon the sale or redemption of shares of the Funds held by insurance company shareholders. Please refer to the appropriate tax disclosure in the prospectus for a separate account and its related contract for more information on the taxation of life insurance companies, separate accounts, and the tax treatment of variable life insurance and variable annuity contracts and the holders thereof.

Management of the Funds


         NL Capital Management, Inc. manages the Funds' investments and their business operations under the overall supervision of the Board of Trustees of Sentinel Variable Products Trust. NL Capital Management has the responsibility for making all investment decisions for the Funds. NL Capital Management is a wholly owned subsidiary of National Life Insurance Company. Its principal business address is National Life Drive, Montpelier, Vermont 05604.

         The Funds' investment advisory contracts call for the Funds to pay NL Capital Management fees, which for the fiscal year ended December 31, 2002, except for the Balanced and Bond Funds, which are based on estimates for the current year, were equal to the following percentages of the Funds' average daily net assets:

Common Stock Fund                       0.46 %
Mid Cap Growth Fund                     0.50 %
Small Company Fund                      0.49 %
Growth Index Fund                       0.30%
Balanced Fund                           0.55%
Bond Fund                               0.40%
Money Market Fund                       0.25%

         NL Capital Management currently waives all or a portion of its advisory fees for each Fund. The effective advisory fee rates (as a percentage of each Fund's average daily net assets) that these Funds paid in the fiscal period ending December 31, 2002, after taking these waivers into account, are as follows:

Common Stock Fund                       0.26%
Mid Cap Growth Fund                     0.39%
Small Company Fund                      0.29%
Growth Index Fund                       0.00%
Money Market Fund                       0.15%


Portfolio Managers


         NL Capital Management employs a team approach in managing the Funds. The management teams are comprised of a lead portfolio manager, other portfolio managers and research analysts. Each team includes members with one or more areas of expertise and members share the responsibility for providing ideas, information and knowledge in managing the Funds. Rodney A. Buck, the Chief Executive Officer of NL Capital Management, Inc., is also Executive Vice President and Chief Investment Officer of National Life Insurance Company. Mr. Buck has been employed by NL Capital Management or its affiliates since 1972. There are three investment management teams: an Equity Value Team, headed by Van Harissis, Senior Vice President of NL Capital Management; an Equity Growth Team, headed by Robert L. Lee, Senior Vice President of NL Capital Management; and a Fixed Income Team, headed by David M. Brownlee, Senior Vice President of NL Capital Management.


         Each of Messrs. Buck, Lee, Brownlee and Harissis is a Chartered Financial Analyst. Mr. Lee and Mr. Brownlee have each been associated with NL Capital Management since 1993. Mr. Harissis joined NL Capital Management in June 1999.


         The Common Stock Fund is managed by the Equity Value Team, led by Mr. Harissis. Mr. Harissis was a managing director and portfolio manager at Phoenix Investment Partners from 1995 to 1999, and previously was a portfolio manager at Howe & Rusling. Mr. Lee is the portfolio manager for the Mid Cap Growth Fund and the Growth Index Fund. The Small Company Fund is managed by Scott T. Brayman, Vice President of NL Capital Management. Mr. Brayman is a Chartered Financial Analyst, and has been with NL Capital Management since 1995.

         The Balanced Fund is managed by a team led by Mr. Harissis with respect to the equity portion, and by Mr. Brownlee with respect to the fixed income portion. The portfolio manager of the Bond Fund is Mr. Brownlee.


         The portfolio manager of the Money Market Fund is Darlene Coppola, Money Market Trader of NL Capital Management. Ms. Coppola has been employed by NL Capital Management or its affiliates since 1974. She is supervised by Mr. Brownlee as head of the Fixed Income Team.

Monitoring For Possible Conflicts

         The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts. Because of differences in tax treatment and other considerations, it is possible that the interests of variable life insurance contract owners and variable annuity contract owners could conflict. The Trust will monitor the situation and in the event that a material conflict did develop, the Trust would determine what action, if any, to take in response.

Performance Data

         The Funds may from time to time include average annual total return figures in advertisements or other material the Funds send to existing or prospective shareholders. The Funds calculate these figures by determining the average annual compounded rates of return that would produce the redeemable value of the Fund being shown at the end of each period for a given initial investment. All recurring and nonrecurring expenses are included in the calculation, generally including those applicable to a specified insurance contract. It is assumed that all dividends and distributions are reinvested. In addition, to better illustrate the performance of money already invested in the Funds, the Funds may also periodically advertise total return without subtracting sales charges or surrender charges at the insurance policy or annuity contract level.

         The Funds also may refer to rankings and ratings published by independent tracking services and publications of general interest including Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's; magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Financial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News & World Report; and other publications such as The Wall Street Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook. These ranking services and publications may rank the performance of the Funds against all other mutual funds or against funds in specified categories. The rankings may or may not include the effects of sales or other charges.

Description of Sentinel Variable Products Trust's Shares

         Sentinel Variable Products Trust issues a separate class of shares of common stock for each Fund. It may establish additional funds in the future and additional classes of shares for such new funds.

         Based on current federal securities law requirements, the Funds expect that National Life Insurance Company will offer owners of its variable life insurance contracts and its variable annuity contracts the opportunity to instruct such shareholders as to how to vote shares allocable to their contracts regarding certain matters, such as the approval of investment advisory agreements. Fund shares not attributable to variable life insurance and annuity contracts, or for which no timely instructions are received by National Life, are voted by National Life in the same proportion as the voting instructions that are received for all contracts participating in each Fund. The voting instructions received from contract holders may be disregarded in certain circumstances that are described in the prospectuses for the variable contracts.

Financial Highlights


The financial highlights table is intended to help you understand the Trust's financial performance for the fiscal years ended December 31, 2002 and 2001 and for the period November 30, 2000 to December 31, 2000. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, are included in the Trust's Policyholders Report, which is available upon request. No information is included for the Balanced and Bond Funds, because these Funds began operations on May 1, 2003.


Common Stock Fund
                                                                                                             Period from
                                                                                                               11/30/00
                                                                   Year Ended           Year Ended             through
                                                                   12/31/02 (B)         12/31/01 (B)       12/31/00 (A)(B)
                                                                ------------------   ------------------   ------------------
Net asset value at beginning of period                             $     9.50           $    10.49           $    10.00
--------------------------------------                          ------------------   ------------------   ------------------

Income (Loss) from Investment Operations
----------------------------------------
Net investment income (loss)                                             0.10                 0.11                 0.01
Net realized and unrealized gain (loss) on investments                  (1.75)               (0.95)                0.49
                                                                ------------------   ------------------   ------------------
Total from investment operations                                        (1.65)               (0.84)                0.50
                                                                ------------------   ------------------   ------------------

Less Distributions
------------------
Dividends from net investment income                                     0.10                 0.11                 0.01
Distributions from realized gains on investments                            -                 0.04                    -
                                                                ------------------   ------------------   ------------------
Total Distributions                                                      0.10                 0.15                 0.01
                                                                ------------------   ------------------   ------------------

Net asset value at end of period                                   $     7.75           $     9.50           $    10.49
--------------------------------                                ==================   ==================   ==================

Total Return (%) *                                                     (17.33)               (8.10)               5.00++
                                                                ------------------   ------------------   ------------------

Ratios/Supplemental Data
------------------------
Ratio of net expenses to average net assets (%)                          0.51                 0.51                0.51+
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) **                               0.71                 0.74                1.04+
Ratio of net investment income (loss) to average net assets (%)          1.24                 1.23                1.20+
Ratio of net investment income (loss) to average net assets
   before voluntary expense reimbursements (%) **                        1.04                 1.01                0.68+
Portfolio turnover rate (%)                                                50                   46                  8++
Net assets at end of period (000 omitted)                         $    32,308          $    34,245          $    29,797
                                                                ------------------   -----------------    ------------------


(A) Commenced operations November 30, 2000.
(B) Per share data calculated utilizing average daily shares outstanding.
+   Annualized
++  Not annualized
* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by National Life Insurance Company, the issuer of variable annuity and life insurance contracts for which the Funds serve as underlying investment vehicles.
** Expense reductions are comprised of the voluntary expense reimbursements as described in footnote (3) to the annual report financial statements.
*** Represents less than $.005 of average daily shares outstanding.



Mid Cap Growth Fund
-------------------
                                                                                                                Period from
                                                                                                                  11/30/00
                                                                   Year Ended             Year Ended              through
                                                                   12/31/02 (B)           12/31/01 (B)         12/31/00 (A)(B)
                                                             ------------------------ -------------------- -----------------------
Net asset value at beginning of period                             $           7.68         $      10.14        $       10.00
--------------------------------------                       ------------------------ -------------------- -----------------------

Income (Loss) from Investment Operations
----------------------------------------
Net investment income (loss)                                                  (0.01)               (0.04)                   -
Net realized and unrealized gain (loss) on investments                        (1.84)               (2.42)                0.14
                                                            ------------------------ -------------------- -----------------------
Total from investment operations                                              (1.85)               (2.46)                0.14
                                                            ------------------------ -------------------- -----------------------

Less Distributions
------------------
Dividends from net investment income                                               -                    -                   -
Distributions from realized gains on investments                                   -                    -                   -
                                                            ------------------------ -------------------- -----------------------
Total Distributions                                                                -                    -                   -
                                                             ------------------------ -------------------- -----------------------

Net asset value at end of period                                       $        5.83          $      7.68           $   10.14
--------------------------------                             ======================== ==================== =======================

Total Return (%) *                                                            (24.09)              (24.26)               1.40++
                                                             ------------------------ -------------------- -----------------------

Ratios/Supplemental Data
------------------------
Ratio of net expenses to average net assets (%)                                 0.74                 0.78                0.73+
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) **                                      0.85                 0.84                1.05+
Ratio of net investment income (loss) to average net assets(%)                 (0.19)               (0.45)             (0.43)+
Ratio of net investment income (loss) to average net assets
   before voluntary expense reimbursements (%) **                              (0.30)               (0.50)             (0.75)+
Portfolio turnover rate (%)                                                      246                   88                  1++
Net assets at end of period (000 omitted)                              $      16.963        $      22.221          $    22.788
                                                             ------------------------ -------------------- -----------------------




(A)    Commenced operations November 30, 2000.
(B)    Per share data calculated utilizing average daily shares outstanding.
+      Annualized
++     Not annualized
* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by National Life Insurance Company, the issuer of variable annuity and life insurance contracts for which the Funds serve as underlying investment vehicles.
** Expense reductions are comprised of the voluntary expense reimbursements as described in footnote (3) to the annual report financial statements.
***    Represents less than $.005 of average daily shares outstanding.




Small Company Fund
-------------------
                                                                                                             Period from
                                                                                                               11/30/00
                                                                   Year Ended           Year Ended             through
                                                                   12/31/02 (B)         12/31/01 (B)       12/31/00 (A)(B)
                                                                ------------------   ------------------   ------------------
Net asset value at beginning of period                                 $    11.27           $    10.73           $    10.00
--------------------------------------                          ------------------   ------------------   ------------------

Income (Loss) from Investment Operations
----------------------------------------
Net investment income (loss)                                                 0.03                 0.03                 0.01
Net realized and unrealized gain (loss) on investments                     (1.60)                 0.54                 0.73
                                                                ------------------   ------------------   ------------------
Total from investment operations                                           (1.57)                 0.57                 0.74
                                                                ------------------   ------------------   ------------------

Less Distributions
------------------
Dividends from net investment income                                        0.03                  0.03                 0.01
Distributions from realized gains on investments                            0.01                  0.00***                 -
                                                                ------------------   ------------------   ------------------
Total Distributions                                                         0.04                  0.03                 0.01
-------------------                                             ------------------   ------------------   ------------------

Net asset value at end of period                                        $   9.66           $     11.27           $    10.73
--------------------------------                                ==================   ==================   ==================

Total Return (%) *                                                        (13.92)                 5.35               7.40++
------------------                                              ------------------   ------------------   ------------------


Ratios/Supplemental Data
-------------------------
Ratio of net expenses to average net assets (%)                             0.61                  0.65               0.68+
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) **                                  0.81                  0.94               1.16+
Ratio of net investment income (loss) to average net assets (%              0.31                  0.40               1.19+
Ratio of net investment income (loss) to average net assets
   before voluntary expense reimbursements (%) **                           0.11                  0.11               0.72+
Portfolio turnover rate (%)                                                   57                    59                 2++
Net assets at end of period (000 omitted)                            $    22,651           $    19,044          $   10,856
-----------------------------------------                        -----------------   ------------------    ------------------



(A)  Commenced operations November 30, 2000.
(B)  Per share data calculated utilizing average daily shares outstanding.
+    Annualized
++   Not annualized
* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by National Life Insurance Company, the issuer of variable annuity and life insurance contracts for which the Funds serve as underlying investment vehicles.
** Expense reductions are comprised of the voluntary expense reimbursements as described in footnote (3) to the annual report financial statements.
***  Represents less than $.005 of average daily shares outstanding.



Growth Index Fund
-----------------
                                                                                                             Period from
                                                                                                               11/30/00
                                                                   Year Ended           Year Ended             through
                                                                   12/31/02 (B)         12/31/01 (B)       12/31/00 (A)(B)
                                                                ------------------   ------------------   ------------------
Net asset value at beginning of period                                 $     8.17           $     9.46           $    10.00
--------------------------------------                          ------------------   ------------------   ------------------

Income (Loss) from Investment Operations
----------------------------------------
Net investment income (loss)                                                 0.04                 0.02                    -
Net realized and unrealized gain (loss) on investments                      (2.00)               (1.29)               (0.54)
                                                                ------------------   ------------------   ------------------
Total from investment operations                                            (1.96)               (1.27)               (0.54)
                                                                ------------------   ------------------   ------------------

Less Distributions
------------------
Dividends from net investment income                                         0.04                 0.02               0.00***
Distributions from realized gains on investments                                -                    -                    -
                                                                ------------------   ------------------   ------------------
Total Distributions                                                          0.04                 0.02                    -
-------------------                                             ------------------   ------------------   ------------------

Net asset value at end of period                                       $     6.17           $     8.17           $     9.46
--------------------------------                                ==================   ==================   ==================

Total Return (%) *                                                         (24.04)              (13.44)            (5.36)++
-------------------                                             -------------------  ------------------   ------------------


Ratios/Supplemental Data
-------------------------
Ratio of net expenses to average net assets (%)                              0.61                 0.65                1.07+
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) **                                   2.12                 2.30                1.35+
Ratio of net investment income (loss) to average net assets (%)              0.62                 0.31                0.51+
Ratio of net investment income (loss) to
average net assets
   before voluntary expense reimbursements (%) **                           (0.89)               (1.34)               0.23+
Portfolio turnover rate (%)                                                    28                   33                 16++
Net assets at end of period (000 omitted)                              $    4,418           $    3,926           $    2,921
-----------------------------------------                              -----------   ------------------    ------------------



(A)   Commenced operations November 30, 2000.
(B)   Per share data calculated utilizing average daily shares outstanding.
+     Annualized
++    Not annualized
* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by National Life Insurance Company, the issuer of variable annuity and life insurance contracts for which the Funds serve as underlying investment vehicles.
** Expense reductions are comprised of the voluntary expense reimbursements as described in footnote (3) to the annual report financial statements.
***   Represents less than $.005 of average daily shares outstanding.



Money Market Fund
-----------------
                                                                                                             Period from
                                                                   Year Ended           Year Ended             11/30/00
                                                                                                               through
                                                                   12/31/02 (B)         12/31/01 (B)       12/31/00 (A)(B)
                                                                ------------------   ------------------   ------------------
Net asset value at beginning of period                                 $     1.00           $     1.00           $     1.00
                                                                ------------------   ------------------   ------------------

Income (Loss) from Investment Operations
----------------------------------------
Net investment income (loss)                                                 0.01                 0.04                    -
Net realized and unrealized gain (loss) on investments                          -                    -                    -
                                                                ------------------   ------------------   ------------------
Total from investment operations                                             0.01                 0.04                    -
--------------------------------                                ------------------   ------------------   ------------------

Less Distributions
------------------
Dividends from net investment income                                         0.01                 0.04                 0.00***
Distributions from realized gains on investments                                -                    -                    -
                                                                ------------------   ------------------   ------------------
Total Distributions                                                          0.01                 0.04                    -
-------------------                                             ------------------   ------------------   ------------------

Net asset value at end of period                                       $     1.00           $     1.00           $     1.00
--------------------------------                                ==================   ==================   ==================

Total Return (%) *                                                           1.32                 3.70                0.50++
------------------                                              ------------------   ------------------   -------------------


Ratios/Supplemental Data
------------------------
Ratio of net expenses to average net assets (%)                              0.40                 0.42                0.44+
Ratio of expenses to average net assets before
   voluntary expense reimbursements (%) **                                   0.51                 0.56                0.82+
Ratio of net investment income (loss) to average net assets (%)              1.32                 3.46                6.25+
Ratio of net investment income (loss) to average net assets
   before voluntary expense reimbursements (%) **                            1.22                 3.32                5.86+
Net assets at end of period (000 omitted)                             $    33,048          $    27,611          $    19,444
----------------------------------------                        ------------------   -------------------   -------------------





(A)    Commenced operations November 30, 2000.
(B)    Per share data calculated utilizing average daily shares outstanding.
+      Annualized
++     Not annualized
* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by National Life Insurance Company, the issuer of variable annuity and life insurance contracts for which the Funds serve as underlying investment vehicles.
** Expense reductions are comprised of the voluntary expense reimbursements as described in footnote (3) to the annual report financial statements.
***    Represents less than $.005 of average daily shares outstanding.

Sentinel Variable Products Trust

Shareholder Reports
Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected investment performance of each of the Funds during its last fiscal year. You may obtain copies of these reports at no cost from the Funds by calling 1-800-537-7003.

The Funds will send you one copy of each shareholder report and certain other mailings, regardless of the number of Funds to which you have allocated value under your variable life insurance or annuity contract. To receive additional shareholder reports at no cost, call the Funds at 1-800-537-7003.

Statement of Additional Information
The Funds' Statement of Additional Information contains further information about the Funds and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Funds at the address shown below or by calling 1-800-537-7003. Please contact your registered representative or the Funds if you have any questions.

Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.





Sentinel Variable Products Trust
National Life Drive
Montpelier, VT 05604

Investment Advisor              Counsel
NL Capital Management, Inc.     Sidley Austin Brown & Wood LLP
National Life Drive             787 Seventh Avenue
Montpelier, VT  05604           New York, NY 10019


Principal                       Independent
Underwriter                     Accountants
Equity Services, Inc.           PricewaterhouseCoopers LLP
National Life Drive             1177 Avenue of the Americas
Montpelier, VT 05604            New York, NY 10036


Custodian
and Dividend
Paying Agent
State Street - Kansas City
801 Pennsylvania Avenue
Kansas City, MO 64105


Investment Company Act file #811 - 09917.

                      STATEMENT OF ADDITIONAL INFORMATION


                                  May 1, 2003



                       SENTINEL VARIABLE PRODUCTS TRUST
                              National Life Drive
                           Montpelier, Vermont 05604
                                (800) 537-7003




Sentinel Variable Products Common Stock Fund (the "Common Stock Fund") Sentinel Variable Products Mid Cap Growth Fund (the "Mid Cap Growth Fund") Sentinel Variable Products Small Company Fund (the "Small Company Fund") Sentinel Variable Products Growth Index Fund (the "Growth Index Fund") Sentinel Variable Products Balanced Fund (the "Balanced Fund")
Sentinel Variable Products Bond Fund (the "Bond Fund")
Sentinel Variable Products Money Market Fund (the "Money Market Fund")

        SENTINEL VARIABLE PRODUCTS TRUST (the "Trust") is a managed, open-end investment company, which continuously offers its shares, to separate accounts of life insurance companies to serve as the investment vehicle for variable life insurance and annuity contracts. The Trust consists of seven separate and distinct funds, six of which are diversified (the Growth Index Fund being non-diversified). The seven funds of the Trust are referred to hereinafter collectively as the "Funds", and individually as a "Fund". The Funds are described in a Prospectus of the Trust dated May 1, 2003 (the "Prospectus"). Each of the Funds has different investment objectives and risk characteristics.


        NL Capital Management, Inc., formerly National Life Investment Management Company, Inc. (the "Advisor") acts as the investment advisor to the Funds. Shares of the Funds are distributed by Equity Services, Inc. ("ESI"). Both the Advisor and ESI are wholly owned subsidiaries of National Life Insurance Company ("National Life").

        This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus. The Prospectus, which has been filed with the Securities and Exchange Commission (the "SEC"), can be obtained upon request and without charge by writing to the Funds at the above address, or by calling 1-800-537-7003. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----

The Trust..................................................................3
Investment Objectives and Policies.........................................3
Investment Restrictions....................................................8
Management of the Trust....................................................9
Principal Shareholder and Voting Rights....................................11
The Investment Advisor.....................................................12
Principal Underwriter......................................................13
The Fund Services Agreement................................................14
Portfolio Transactions and Brokerage Commissions...........................14
Portfolio Turnover.........................................................16
Capitalization.............................................................16
Purchase and Redemption of Shares..........................................17
Determination of Net Asset Value...........................................17
Taxes .....................................................................18
Total Return and Yield.....................................................19
General Information........................................................21
Financial Statements.......................................................21

                                   THE TRUST

     The Trust was formed as a Delaware business trust on March 14, 2000.


                      INVESTMENT OBJECTIVES AND POLICIES

        The investment objectives and certain fundamental policies of each of the Funds are set forth in the Prospectus.

General Considerations

        Each Fund is an open-end, management investment company. All Funds are diversified investment companies except the Growth Index Fund, which is a non-diversified investment company.

        Each Fund's fundamental policies and investment objectives as they affect each such Fund cannot be changed without the approval of the lesser of
(i) 67 percent or more of the voting securities of each such Fund present at a meeting if the holders of more than 50 percent of the outstanding voting securities of each such Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of each such Fund. With respect to the submission of a change in fundamental policy or investment objective of each such Fund, such matter shall be deemed to have been effectively acted upon with respect to any such Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matters, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Company. Fundamental policies adopted with respect to each Fund, except the Growth Index Fund, provide that no Fund shall concentrate its investments in a particular industry, nor will it purchase a security if, as a result of such purchase, more than 25% of its assets will be invested in a particular industry.

        Repurchase Agreements. Each of the Funds to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases bonds and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount a Fund pays for securities and the amount it receives upon resale is interest income to a Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. The Funds will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of that Fund. All repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always will be at least equal to 102% of the repurchase price. The Advisor will monitor on a continuing basis the creditworthiness of all parties with which it might enter into repurchase agreements and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.


        Restricted Securities. The Bond Fund and the bond portion of the Balanced Fund may not invest in illiquid securities, but may invest in Rule 144A Securities to the extent deemed to be liquid under the policies and procedures discussed below. In promulgating Rule 144A under the Securities Act of 1933 (the "Securities Act"), the Securities and Exchange Commission ("SEC") stated that although the ultimate responsibility for liquidity determinations rests with a fund's board of trustees, the board may delegate the day-to-day function of determining liquidity to the investment advisor provided the board retains sufficient oversight. The Board of Trustees of the Trust will consider the adoption of policies and procedures for the Bond Fund and the bond portion of the Balanced Fund, the purpose of determining whether Rule 144A Securities in which such Fund proposes to invest are liquid or illiquid and will consider guidelines under these policies and procedures pursuant to which the Advisor will make these determinations on an ongoing basis. In making these determinations, consideration will be given to, among other things, the frequency of trades and quotes for the investment, the number of dealers willing to sell the investment and the number of potential purchasers, dealer undertakings to make a market in the investment, the nature of the investment, the time needed to dispose of the investment, the method of soliciting offers, and the mechanics of transfer. The Board of Trustees will review periodically purchases and sales of Rule 144A Securities by the Bond Fund and the bond portion of the Balanced Fund.

        To the extent that liquid Rule 144A Securities or other securities in which the Funds invest become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the Advisor, under the supervision of the Board of Trustees, will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. If institutional trading in restricted securities were to decline to limited levels, the liquidity of these Funds could be adversely affected.

        If an investment becomes illiquid, the Advisor will determine the best course of action to permit the Fund to realize maximum value, which could include, among other possibilities, continuing to hold or seeking a private sale.




Derivative Transactions


         General. The Common Stock, Mid Cap Growth, Small Company, Growth Index and Balanced Funds may (a) purchase and sell exchange traded and over-the-counter ("OTC") put and call options on equity securities and indices of equity securities, (b) purchase and sell futures contracts on indices of equity securities, and (c) other securities, such as exchange-traded funds, which replicate the performance of specific "baskets" of stocks.

         The Bond Fund and the bond portion of the Balanced Fund may (a) purchase and sell exchange traded and OTC put and call options on fixed income securities and indices of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indices of fixed income securities, and (c) enter into interest rate swaps, total return swaps on fixed income indices, and default swaps.


         Each of these Funds may utilize options and futures contracts to manage its exposure to changing security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies may limit a Fund's ability to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions. These transactions also could significantly increase the Fund's turnover rate.

         No Fund may purchase or sell derivative instruments if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the total assets of such Fund.

         Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, and indexes of securities prices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

         Selling (Writing) Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities.

         Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin as the position becomes unprofitable.

         Options on Indices. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

         Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

         When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers, potentially resulting in losses to the Fund.

         Each Fund will segregate liquid assets in connection with its use of options and futures to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular options or futures contract at any particular time, even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions also could be impaired.


        Swaps. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount". Swaps may involve an interest rate (fixed or floating), a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. The Bond and Balanced Funds may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates. The Funds will enter into swaps only within the internal limitations specified below.

        Swaps are credit-intensive products. A Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counterparty to a swap, or another OTC derivative, will default. Consistent with current market practices, a Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, a Fund's obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

        Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, a Fund's risk of loss will consist of the payments that a Fund is contractually entitled to receive from the other party. If there is a default by the other party, a Fund may have contractual remedies under the agreements related to the transaction.

        Internal Limitations. Each of the Funds will observe the following internal limitations with respect to the use of options and futures contracts:

        1. No Fund may hold more than 5% of its total assets in the aggregate in options on individual securities, options on securities indices, and futures contracts, except that the Growth Index Fund may hold up to 20% of its assets in stock index options and futures.

        2. The Funds will buy options on individual securities only to hedge underlying securities which are owned by the Fund, or to close out transactions in options written.

        3. The Funds will sell options on individual securities only to generate additional income on securities which are owned by the Fund, or to close out transactions in options purchased.

        4. The Funds will sell options on securities indices or futures on securities indices only to hedge portfolio risks, or to close out positions in such index options or futures that had previously been purchased. As such, a Fund shall not sell such index options or futures with aggregate notional amounts in excess of that Fund's exposure to the market or sector covered by such index option or future.

        5. The Funds will purchase options on securities indices or futures on securities indices only in anticipation of buying securities related to the index, or to close out positions in such index options or futures that the Fund had previously sold. In purchasing such index options or futures, it must set aside cash or short-term money market investments so as to ensure that the purchase of such index options or futures does not result in leveraging the Fund's portfolio.


        6. The Funds will enter into interest rate swap transactions and total return swaps on fixed income indices only in circumstances in which there is no leveraging of credit risk in the portfolio, or in which significant diversification or reduction of credit risk results.

        7. The Funds will enter into default swaps on fixed income securities only for the purpose of hedging credit risk on securities owned by the Fund, and will not take on additional credit risk through the use of default swaps.

        8. When entering into swap agreements, a Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

        9. When transacting in OTC derivatives involving counterparty risk, the Funds will deal only with counterparties which meet appropriate credit guidelines, and will limit exposure to any counterparty such that the sum of the value of all portfolio securities held by the Fund of which the issuer is the counterparty or an affiliate of the counterparty, plus the exposure to the counterparty in respect of the OTC options, does not exceed 5% of the total assets of the Fund.


        Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

        Asset Coverage for Futures Contracts and Options. Although none of the Funds will be a commodity pool, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. These rules permit mutual funds to invest in futures contracts and options with respect thereto for hedging purposes without limit. However, mutual funds may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation to initial margin deposits and option premiums. In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

        Additional Risk Factors of OTC Transactions. Derivatives traded in OTC markets, including swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.


        Considerations and Risks Applicable to the Bond Fund and the bond portion of the Balanced Fund. Each of the Bond Fund and the bond portion of the Balanced Fund may invest up to 20% of its total assets in debt securities which are rated below "investment grade", i.e., lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Ratings Services ("Standard & Poor's") or which, in the Advisor's judgment, possess similar credit characteristics. See Appendix A - "Description of Bond Ratings" for additional information regarding ratings of debt securities. The Advisor considers the ratings assigned by Standard & Poor's or Moody's as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor's and Moody's to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in such securities will be made only when in the judgment of the Advisor, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. These Funds do not intend to purchase debt securities that are in default or which the Advisor believes will be in default. The risks of below-investment grade securities are described further in the Prospectus under "Details About the Funds' Investment Objectives, Principal Investment Strategies and Related Risks - General Information Relevant to the Investment Practices of the Funds, and Associated Risks - Information Relevant to the Fixed Income Funds - Risks of Lower Quality Bonds" on pages __________ .

        When Issued Purchases. The Bond Fund and the bond portion of the Balanced Fund may purchase bonds on a when issued or delayed-delivery basis. Delivery of and payment for these bonds could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for these bonds. However, when a Fund makes a commitment to purchase the bonds, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the bonds, but may sell those bonds before settlement date if the Advisor believes that would benefit shareholders. When a Fund purchases bonds on a when issued or delayed-delivery basis, it will provide its custodian with enough cash or short-term investments to pay the purchase price of these bonds upon delivery. This policy ensures that when issued or delayed-delivery purchases will not be used as a form of borrowing to make investments.

Foreign Securities

        Before foreign securities are purchased for any of the Funds, the differences between them and U.S. securities are considered. This includes possible differences in taxation, regulation, trading volume and currency controls, the possibility of expropriation and lack of uniform accounting and reporting standards. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities.



                            INVESTMENT RESTRICTIONS

        The Trust's Board of Trustees has adopted a number of investment policies for the Trust. One such policy, which is a fundamental policy, is that each of the Common Stock Fund, Mid Cap Growth Fund, Small Company Fund, Balanced Fund and Bond Fund cannot purchase securities of any one issuer (other than U.S. Government Securities) if the market value of such securities exceeds 5% of the total market value of each such Fund's securities and cash. These five Funds also may not invest more than 25% of their total assets in a particular industry, although these Funds may from time to time invest more than 25% of their assets in broad industrial sectors. The Growth Index Fund may concentrate in a particular industry to the extent necessary to match its target index.

        It is also a fundamental policy of the Trust that it may not borrow money, except from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities. None of the Funds may purchase securities on margin. The Trust may not issue senior securities. The Trust may not loan money, but may lend its securities. Loans of securities are not a principal investment strategy of any of the Funds, however. Also, the Trust may not deal in real estate, may not act as underwriter of securities issued by others, and may not purchase from or sell to any officer, director or employee of the Trust, the Advisor or underwriter, or any of their officers or directors, any securities other than shares of beneficial interest of the Trust. None of the Funds may deal in commodities or commodities contracts. None of the Funds may invest in oil, gas or other mineral exploration or development programs or leases. None of the Funds are able to invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

        The Trust may not purchase more than 10% of the voting securities of any issuer. The Trust may not invest in companies for purposes of exercising control or management.

        The Trust's investment policies will be affected by the insurance laws of certain states, which may impose certain limitations on the permissible investments of the Funds.

        It is a nonfundamental policy of Small Company Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in small companies, unless the Fund provides its shareholders with 60 days prior written notice of such change.

        It is a nonfundamental policy of Mid Cap Growth Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in mid cap companies, unless the Fund provides its shareholders with 60 days prior written notice of such change.

        It is a nonfundamental policy of Common Stock Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in common stock, unless the Fund provides its shareholders with 60 days prior written notice of such change.

        It is a nonfundamental policy of Bond Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in bonds, unless the Fund provides shareholders with 60 days prior written notice of such change.

        Each Fund may at any time assume a temporary defensive position, if prudent in the opinion of the Advisor. In the event that any Fund assumes a temporary defensive position, it may invest without limitation in securities of the U.S. Treasury or U.S. government agencies or instrumentalities, or high quality money market instruments which are eligible investments for money market funds.

        Restrictions and policies established by resolution of the Board of Trustees, unless specifically identified as fundamental policies, may be changed by the Board, with any material changes to be reported to shareholders. Among those presently in effect is a policy which provides that assets of all Funds may be invested entirely or in part in U.S. Government Securities or an agency thereof, or held as cash deposits in a bank or trust company having assets of not less than $2,000,000,000. The securities of foreign issuers may be selected as being suitable for one or more of the Funds.



                            MANAGEMENT OF THE TRUST



        Management is made up of (i) the Trust's Board of Trustees, which is responsible for the Trust's operations; (ii) the officers of the Trust, who are responsible to the Board; and (iii) the Advisor, which under agreements with the Trust, supervises and assists in the management of the Funds and the purchase and sale of securities. See "The Investment Advisor," below.



        Biographical Information. Certain biographical and other information relating to the non-interested Trustees of the Funds is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Advisor and its affiliates and other public directorships.




                                                        Term of
                                Position(s) Held   Office*and Length      Principal Occupation(s)       Number of        Public
Name, Address and Age           with the Funds      of Time Served        During Past Five Years      Funds Overseen  Directorships
------------------------------ ------------------  ---------------------  --------------------------  --------------- -------------
William D. McMeekin (58)            Trustee        Trustee since 2000     Senior Vice President and      1 registered      None
Banknorth Vermont                                                         Senior Lending Officer,        investment
215 Main Street                                                           Banknorth Vermont, 2001 to     company
                                                                          present; Community President   consisting of 7
Brattleboro, VT 05301                                                     - The Howard Bank, 2000 to     portfolios
                                                                          2001; prior to that,
                                                                          President and Chief Executive
                                                                          Officer, Granite Savings Bank

William G. Ricker (63)              Trustee        Trustee since 2000     Former President - Denis       1 registered      None
Denis Ricker & Brown                                                      Ricker & Brown                 investment
                                                                                                         company
17 State Street                                                                                          consisting of 7
Montpelier, VT 05602                                                                                     portfolios




       * Each Trustee serves until his or her successor is elected and qualified, until the meeting of the Board after he or she attains age 72, or until his or her death, resignation, or removal as provided in the Funds' Declaration of Trust or by statute.



        Certain biographical and other information relating to the Trustees who are officers and "interested persons" of the Funds as defined in the Investment Company Act of 1940 (the "interested persons") and to the other officers of the Funds is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of Funds overseen and public directorships held.




                                                 Term of Office                                                           Public
                              Position(s) Held   and Length of      Principal Occupation(s) During Past    Number of      Director-
Name, Address and Age         with the Funds      Time Served                  Five Years               Funds Overseen     ships
---------------------------   -----------------  ------------------ ----------------------------------- ---------------   ---------
Thomas H. MacLeay             Chairman and Chief Chairman and       National Life - Interim Chairman     1 registered      None
(54)                          Executive Officer  Chief Executive    and Chief Executive Officer, 2002    investment
National Life Drive           and Trustee        Officer since      to present; President, 1996-2001     company
Montpelier, Vermont                              2002+, and 2000                                         consisting of 7
05604                                            to 2001, and                                            portfolios
                                                 Trustee since
                                                 2002++, and 2000
                                                 to 2001

John M. Grab, Jr. (55)        Vice President     Vice President     Sentinel Management Company -        1 registered      None
National Life Drive           and Chief          and Chief          Senior Vice President and Chief      investment
Montpelier, Vermont 05604     Financial          Financial Officer  Financial Officer, 1993 to           company
                              Officer            since 2003+        present; Sentinel Financial          consisting of
                                                                    Services Company - Senior Vice       7 portfolios
                                                                    President and Chief Financial
                                                                    Officer, 1993 to present;
                                                                    Sentinel Administrative Services
                                                                    Company - Senior Vice President
                                                                    and Chief Financial Officer,
                                                                    1993 to present; ESI - Senior
                                                                    Vice President and Chief
                                                                    Financial Officer, __ to
                                                                    present.

Joseph M. Rob (60)            President          President since    Sentinel Management Company -        1 registered      None
National Life Drive                              2000+              Chief Executive Officer, 1993 to     investment
Montpelier, Vermont                                                 present; Sentinel Financial          company
05604                                                               Services Company - Chief Executive   consisting of
                                                                    Officer, 1993 to present; Sentinel   7 portfolios
                                                                    Administrative Services Company -
                                                                    Chief Executive Officer, 1993 to
                                                                    present; ESI - Chairman, Chief
                                                                    Executive Officer, and Director,
                                                                    1985 to present, President, 1997
                                                                    to present; American Guaranty &
                                                                    Trust Company - Chairman and
                                                                    Director, 1993 to present;



                                      12

                                                 Term of Office                                                           Public
                              Position(s) Held   and Length of      Principal Occupation(s) During Past    Number of      Director-
Name, Address and Age         with the Funds      Time Served                  Five Years               Funds Overseen     ships
---------------------------   -----------------  ------------------ ----------------------------------- ---------------   ---------

Thomas P. Malone (47)         Vice President and Vice President and Sentinel Administrative Service      1 registered      None
National Life Drive           Treasurer          Treasurer since    Company - Vice President, 1997 to    investment
Montpelier, Vermont                              2000+              present; Assistant Vice President,   company
05604                                                               1990 to 1997; Sentinel Group         consisting of
                                                                    Funds, Inc. - Vice President &       7 portfolios
                                                                    Treasurer, 1997 to present;
                                                                    Assistant Vice President, 1990 to
                                                                    1997

Scott G. Wheeler (38)         Assistant          Assistant          Sentinel Administrative              1 registered      None
National Life Drive           Treasurer          Treasurer          Services Company - Assistant         investment
Montpelier, Vermont 05604                        since 2000+        Treasurer, ___ to present;           company
                                                                    Sentinel Group Funds,                consisting of 7
                                                                    Inc. - Assistant Treasurer,          portfolios
                                                                    ___ to present.

D. Russell Morgan (47)        Secretary          Secretary since    National Life - Assistant General    1 registered      None
National Life Drive                              2000+              Counsel, 2001 to present; Senior     investment
Montpelier, Vermont                                                 Counsel, 2000 to 2001; Counsel,      company consisting
05604                                                               1994 to 2000; ESI - Counsel,         of 7 portfolios
                                                                    1986 to present; Sentinel Advisors
                                                                    Company - Sentinel Financial
                                                                    Services Company - Sentinel
                                                                    Administrative Service Company -
                                                                    Counsel, 1993 to present









_______________________
+  Elected by and serves at the pleasure of the Board of Trustees.
++ Each Trustee serves until his or her successor is elected and qualified, until the meeting of the Board after he or she attains age 72, or until his or her death, resignation, or removal as provided in the Funds' Declaration of Trust or by statute.

During the fiscal year ended December 31, 2002, the Audit Committee, which is comprised of Messrs. McMeekin and Ricker, held two meetings. The functions of the Audit Committee are: the engagement or discharge of the independent accountants; review and evaluation of matters within the scope of the accountants' duties; review with the independent accountants of the plan and results of the auditing engagement and the adequacy of the Trust's system of internal accounting controls; review of each professional service provided by the independent accountants prior to the performance of such service; consideration of the range of audit and non-audit fees; and review of the independence of the independent accountants.

        The officers and trustees of the Trust who are employees of National Life or its subsidiaries do not receive any compensation from the Trust. The Trust pays to each Trustee who is not an affiliate of the Advisor a fee of $1,500 for each meeting of the Board of Trustees attended by the Trustee. It is expected that the Board of Trustees will meet four times per year. The Trust also reimburses trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.


        The following table sets forth compensation for the period ended December 31, 2002 paid to Messrs. McMeekin and Ricker:



                         Aggregate        Pension or Retirement
Name of                  Compensation     Benefits Accrued as Part    Total
Trustee                  from the Trust   of Fund Expenses            Compensation
-------                  --------------   ----------------            ------------
William D. McMeekin      $6,000           None                        $6,000
William G. Ricker        $6,000           None                        $6,000


        Share Ownership. Because the Funds of the Trust offer shares only to separate accounts of National Life Insurance Company, none of the Trustees owns any shares of any of the Funds.


        Thomas H. MacLeay, the Chairman and Chief Executive Officer of the Funds, is an "interested person" of the Funds because he is also Interim Chairman, President and Chief Executive Officer of National Life. As such, he may be deemed to control the Advisor. Joseph M. Rob, the President of the Funds, is also an interested person of the Funds because he is also Chief Executive Officer of ESI, the Funds' distributor, and Sentinel Administrative Service Corporation, the Funds' transfer agent and fund accounting service provider. Thomas P. Malone, and D. Russell Morgan, the Vice President and Treasurer, and the Secretary of the Funds, respectively, also hold the positions with the affiliates of the Advisor shown on page 10 above.


Code of Ethics

        The Trust's Board of Trustees has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940 and the Advisor and the principal underwriter have each adopted a Code of Ethics. These Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Funds.


                    PRINCIPAL SHAREHOLDER AND VOTING RIGHTS

        It is expected that all of the shares of the Trust will be legally owned by various separate accounts of National Life which serve as investment vehicles for National Life's variable life insurance and variable annuity contracts, or by National Life in its general account.

        As the legal owner of the Trust shares, National Life has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with the SEC's view of present applicable law, National Life will vote Trust shares at meetings of the shareholders of the Trust or Fund in accordance with instructions of policyowners. National Life will vote Fund shares held in each account for which policyowners do not send timely instructions in the same proportion as those shares in that account for which instructions are received.

        If there is a shareholder vote, National Life will send policyowners proxy material and a form for giving voting instructions. Policyowners may vote, by proxy or in person, only as to the

Funds that correspond to the accounts in which his or her policy values are allocated. The Trust will determine the number of shares held in each account attributable to a policy for which the policyowner may provide voting instructions by dividing the policy's value in that account by the net asset value per share of the corresponding Fund as of the record date for the shareholder meeting. For each share of a Fund for which policyowners have no interest, including any shares held in National Life's general account, National Life will cast votes, for or against any matter, in the same proportion as policyowners provide voting instructions.

        If required by state insurance officials, National Life may disregard voting instructions if they would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Funds, or to approve or disapprove an investment policy or investment adviser of one or more of the Funds. In addition, National Life may disregard voting instructions in favor of certain changes initiated by a policyowner or the Fund's Board of Trustees if its disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Fund's objectives and purposes, and the effect the change would have on National Life. If National Life disregards voting instructions, it will advise policyowners of that action and National Life's reasons for it in the next report to policyowners.

        None of the Trustees or officers of the Trust own any shares of the Trust, as they are available only to the separate accounts of National Life to serve as investment vehicles for its variable life insurance and variable annuity contracts.

                            THE INVESTMENT ADVISOR

        The Advisor provides general supervision of the Funds' investments as well as certain administrative and related services. The Advisor is a Vermont corporation which is a wholly owned subsidiary of National Life.

        As compensation in full for services rendered under its advisory agreement applicable to the Funds, the Trust will pay to the Advisor a monthly fee determined as follows:

        (1) With respect to the Common Stock, Mid Cap Growth and Small Company
Funds: 0.50% per annum on the first $20 million of average daily net assets of each such Fund; 0.40% per annum on the next $20 million of such assets of each such Fund; and 0.30% per annum on such assets of each such Fund in excess of $40 million.

        (2) With respect to the Growth Index Fund: 0.30% per annum on the average daily net assets of the Fund.


        (3) With respect to the Balanced Fund: 0.55% per annum on the average daily net assets of the Fund.

        (4) With respect to the Bond Fund: 0.40% per annum on the average daily net assets of the Fund.

        (5) With respect to the Money Market Fund: 0.25% per annum on the average daily net assets of the Fund.

        During the fiscal years ended December 31, 2002 and 2001 and for the period November 30, 2000 to December 31, 2000, the Advisor was entitled to receive from the Trust management fees totaling $446,641, $379,636 and $29,688, respectively, before the expense reimbursements described below.

        The Advisor has voluntarily agreed for a period at least until December 31, 2003, to waive the following Funds' advisory fees or other expenses necessary to limit these Funds' overall expense ratios to the amounts shown below:

         Common Stock Fund............................................0.66%
         Mid Cap Growth Fund..........................................0.82%
         Small Company Fund...........................................0.74%
         Growth Index Fund............................................0.60%
         Balanced Fund................................................0.82%
         Bond Fund....................................................0.67%
         Money Market Fund............................................0.40%

        These arrangements may be changed or terminated at any time after December 31, 2003, except that pursuant to an undertaking with the SEC relating to the initial assets of these Funds coming into the Funds by substitution, the Balanced and Bond Funds' reimbursement arrangements may not be changed or terminated until after May 1, 2005 . During the fiscal years ended December 31, 2002 and 2001, and for the period November 30, 2000 to December 31, 2000, these waivers and reimbursements from the Advisor to the Trust totaled $224,598, $202,936 and $29,689, respectively.

        The Trust's original advisory agreement, which was approved by the Trust's sole shareholder on November 15, 2000, and by the Trust's Board of Trustees on July 27, 2000, and the advisory agreement for the Balanced and Bond Funds, which was approved by the sole shareholder of the Bond Fund and the Balanced Fund on April __, 2003 and by Trust's Board of Trustees on November 8, 2002, must each be approved annually by vote of the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the Trustees who are not parties to the contract, or "interested persons", as defined in the Investment Company Act of 1940, of any such party cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Trust's advisory agreements for approval by the shareholders, such matters shall be deemed to be acted upon effectively with respect to any Fund if a majority of the outstanding voting securities of such Fund vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other class affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Fund.

        Each advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund's outstanding voting securities, on not more than 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.


        At a meeting of the Board of Trustees held on November 8, 2002, the Board approved the continuation of the original advisory agreement for an additional year. In connection with its deliberations, the Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Funds by the Advisor under the advisory agreement, as well as other services provided by the Advisor and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Advisor and its affiliates provide administrative services, fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds. The Board also considered the Advisor's costs of providing services, and the direct and indirect benefits to the Advisor from its relationship with the Funds. The benefits considered by the Board included not only the Advisor's compensation for investment advisory services and the Advisor's profitability under the advisory agreement, but also compensation paid to the Advisor or its affiliates for other, non-advisory, services provided to the Trust. The Board also considered the Advisor's access to research services from brokers to which the Advisor may have allocated Fund brokerage in a "soft dollar" arrangement. In connection with its consideration of the advisory agreements, the Board also compared the

Funds' advisory fee rates, expense ratios and historical performance to those of comparable funds. The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Funds to participate in any economies of scale that the Advisor may experience as a result of growth in the Funds' assets. The Board also reviewed materials supplied by counsel to the Funds that were prepared for use by the Board in fulfilling its duties under the Investment Company Act of 1940.


        Based on the information reviewed and discussions among the Trustees, the Board concluded that it was satisfied with the nature and quality of the services provided by the Funds' Advisor, as well as that the advisory fee rates were reasonable in relation to such services.




                             PRINCIPAL UNDERWRITER

        ESI acts as the principal underwriter of shares of the Funds. Its principal business address is National Life Drive, Montpelier, Vermont 05604. ESI receives no compensation from the Trust for acting as principal underwriter. Under the Participation Agreement, ESI shall use its best efforts to continuously offer the Funds' shares to separate accounts of National Life Insurance Company. This contract may be terminated by either party thereto on 60 days' written notice, without penalty, and it terminates automatically in the event of its assignment. The Participation Agreement of the Trust must be approved annually in one of the same ways as described above for the advisory agreement.


                          THE FUND SERVICES AGREEMENT

        Sentinel Administrative Service Corporation ("Sentinel Service"), in accordance with its Fund Services Agreement with the Trust, provides the Funds with certain transfer agency, fund accounting and financial administration services.


        For these services, the Fund Services Agreement provides for the Trust to pay to Sentinel Service a fixed fee totaling $20,000 per year for transfer agency services, and a fee of 0.10% of average daily net assets of the Funds for fund accounting and financial administration services. The fixed fee is subject to increase under inflation clauses for fiscal years beginning on or after January 1, 2003, to the extent approved by the Board of Trustees. Fees are payable monthly in arrears. During the fiscal years ended December 31, 2002 and 2001, and for the period November 30, 2000 to December 31, 2000, the Trust paid Sentinel Service a total of $135,120, $113,725 and $8,701, respectively, for transfer agency and fund accounting and financial administration services.


        Sentinel Service is a Vermont corporation which is a wholly owned subsidiary of National Life.

        The Trust's Fund Services Agreement was approved by the Trust's sole shareholder on November 15, 2000. The Agreement was approved by the Trust's Board of Trustees on July 27, 2000. Each agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of each Fund, but in either event it must also be approved by a vote of a majority of the Trustees who are not parties to the contract, or interested persons, as defined in the Investment Company Act of 1940, of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Fund Services Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board or, as to a particular Fund, by a majority of the applicable Fund's outstanding voting securities on not more than 60 days' written notice to Sentinel Service and by Sentinel Service on 60 days' notice to the Fund.

                            PORTFOLIO TRANSACTIONS
                           AND BROKERAGE COMMISSIONS

        The Funds' policy, in the case of listed securities, is to place its orders with firms that are members of a stock exchange on which such securities are listed or traded and in the case of securities traded in the over-the-counter market to deal directly with dealers who are primary market makers in such securities, without the use of a broker unless the Funds can obtain better price or execution through the use of a broker. Purchases are generally made for investment and not for trading purposes. Subject to the direction and control of the Board of Trustees and in accordance with its advisory agreement, the Advisor supervises the investments of the Funds and, as an essential feature thereof, places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Advisor.

        In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.

        Section 28(e) of the 1934 Act, which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Advisor will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Funds to pay such greater commissions, the Advisor has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Funds and to its other clients.

        Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

        Although research and market and statistical information from brokers and dealers can be useful to the Funds, and to the Advisor, it is the opinion of the management of the Funds that such information is only supplementary to the Advisor's own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff.

        The Advisor obtains several research services specifically in exchange for commissions paid by the Funds and its other clients. These services primarily consist of electronic research services from Bloomberg, ILX, Factset, and First Call. The Trust also obtains Lipper Directors' Analytical Data from Lipper Analytical Distributors, Inc., in exchange for Fund brokerage commissions. This service is available only for brokerage commissions.

        The research services provided by brokers through which the Funds effect securities transactions may be used by the Advisor or its affiliates in managing their other client accounts, as well as the Funds. However, the Advisor and its affiliates use the commissions paid by most of their other client accounts to obtain research services as well, and this research is also useful in managing the Funds' accounts, as well those of other clients.

        Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Advisor has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount. Such commissions were allocated on the basis of research and statistical or other services provided by the dealer.


        For the fiscal periods ended December 31, 2002, 2001 and 2000, brokerage commissions paid by each Fund were as follows:


                                                                      One Month
                                      Fiscal Year    Fiscal Year      Period
                                      Ended          Ended            Ended
                                      12/31/02       12/31/01         12/31/00
                                      -----------------------------------------

            Common Stock Fund         $ 72,183       $ 61,148        $ 6,758
            Mid Cap Growth Fund        161,825       $ 70,836          5,249
            Small Company Fund          78,505       $ 47,189          4,564
            Growth Index Fund            2,488       $  1,620          1,667
            Money Market Fund         $   -0-        $   -0-         $   -0-
                                      _________      _________        _______
            Total                     $315,001       $180,793        $18,238

        Of the total commissions paid by the Funds in 2002, % was allocated to brokers or dealers whose furnishing of research information was a factor in their selection.




                              PORTFOLIO TURNOVER

        Purchases for the Small Company, Common Stock and Growth Index Funds are made for long-term investment, and not for short-term trading profits. However, during rapidly changing conditions, there necessarily may be more portfolio changes than in a more stable period and these may result in capital gains or losses.

        The Mid Cap Growth Fund anticipates that it may have a higher level of portfolio turnover. This Fund may engage in relatively short-term trading in some stocks. This activity may create higher transaction costs due to commissions and other expenses.


        For the fiscal periods ended December 31, 2002, 2001 and 2000, the Funds had the following turnover rates (one month 2000 turnover rates are not annualized):



                                                                      One Month
                                      Fiscal Year    Fiscal Year      Period
                                      Ended          Ended            Ended
                                      12/31/02       12/31/01         12/31/00
                                      -----------------------------------------

            Common Stock Fund             50%           46%              8%
            Mid Cap Growth Fund          246%           88%              1%
            Small Company Fund            57%           59%              2%
            Growth Index Fund             28%           33%             16%
            Money Market Fund            ---            ---             ---
                 -                        -

                                CAPITALIZATION

        The Trust's shares of beneficial interest are fully paid and non-assessable. Each share of the Trust is entitled to one vote per dollar of net asset value per share, on matters on which all Funds of the Trust vote as a single class.

        The proceeds from the sale of shares of each Fund of the Trust and all income, earnings and profits therefrom irrevocably appertain to that Fund. Each such Fund records all liabilities (including accrued expenses) in respect of such Fund, as well as a share of such liabilities (including general liabilities of the Trust) in respect to two or more Funds, in proportion to their average net assets. If any reasonable doubt exists as to the Fund to which any asset or liability appertains, the Board may resolve such doubt by resolution.

        In the case of dissolution or liquidation of the Trust, the shareholders of each Fund of the Trust are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Trust distributed ratably per share, regardless of the Fund.

        Voting rights are non-cumulative, meaning that the holders of more than 50% of the net asset value of the shares voting for the election of trustees can elect 100% of the trustees being voted upon if they choose to do so, and, in such event the holders of the remaining minority of the shares voting for the election of trustees will not be able to elect any person or persons to the Board.

                           PURCHASE AND REDEMPTION OF SHARES

         Shares of the Funds are not available directly to the public. Currently, shares of the Funds are sold, without sales charge, at each Fund's net asset value per share, only to variable life insurance and variable annuity separate accounts of National Life Insurance Company. In the future, the Trust may offer shares of one or more of the Funds (including new Funds that might be added to the Trust) to other separate accounts of National Life, to support variable life insurance policies or variable annuity contracts, or shares may be sold to other insurance company separate accounts to fund variable life insurance policies and variable annuity contracts. The price per share is based on the next daily calculation of net asset value after an order is placed.

         Shares of the Funds are sold in a continuous offering and are authorized to be offered to National Life Insurance Company separate accounts to support variable life insurance contracts and variable annuity contracts. Net premiums or net purchase payments under such contracts are placed in one or more subaccounts of a separate account and the assets of each such separate account are invested in the shares of the Fund corresponding to that subaccount. A separate account purchases and redeems shares of the Funds for its subaccounts at net asset value without sales or redemption charges.

         On each day that a Fund's net asset value is calculated, a separate account transmits to the Fund any orders to purchase or redeem shares based on the premiums, purchase payments, redemption (surrender) requests, and transfer requests from contract owners or payees that have been processed on that day. A separate account purchases and redeems shares of each Fund at that Fund's net asset value per share calculated as of the same day, although such purchases and redemptions may be executed the next morning.


                       DETERMINATION OF NET ASSET VALUE

        The net asset value per share of each Fund is computed by dividing the total value of the assets of that Fund, less its liabilities, by the total number of such Fund's outstanding shares. Equity securities which are traded on a national securities exchange are valued at the last reported sale price each business day at the regular close of trading, currently 4:00 p.m. Eastern time. Equity securities for which there were no sales or insufficient sales during the day are valued at the mean between the latest available bid and asked prices. If events that are expected to materially affect the value of securities traded in other markets occur between the close of those markets and the Funds' determination of net asset value, the Funds' Board may value those securities at their fair value. The Board has delegated this responsibility to Sentinel Service, subject to its review and supervision. Net asset value is calculated once each business day, at 4:00 p.m. Eastern time, and becomes effective immediately upon its determination. Orders to purchase shares of the Funds received by the Trust prior to 10:00 a.m. Eastern time will be confirmed on the basis of the closing price on the preceding day, provided they represent instructions provided by policyholders of variable life insurance or annuity policies for which the Trust serves as an investment vehicle before 4:00 p.m. Eastern time on the preceding day, or effect transactions with respect to such policies as of such preceding day. "Business day" means a day on which the New York Stock Exchange is open. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        The Money Market Fund values its portfolio securities based on their amortized cost in accordance with SEC regulations. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During such periods the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar investment company which uses mark-to-market value for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company which utilizes mark-to-market values and existing investors would receive less
(more) investment income. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00.

        In accordance with the SEC rule permitting the use of the amortized cost method of valuation, the Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and must purchase instruments having remaining maturities of 397 days (13 months) or less. In addition, the Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. The Board will review periodically the Money Market Fund's portfolio holdings to determine whether a deviation exists between the net asset value calculated using market quotations and that calculated on an amortized cost basis. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to existing shareholders, the Money Market Fund will take such corrective action as it regards as necessary and appropriate, including (i) the reduction of the number of outstanding shares of the Money Market Fund by having each shareholder proportionately contribute shares to the Money Market Fund's capital, (ii) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, (iii) the withholding of dividends or (iv) the establishment of a net asset value per share by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to the Money Market Fund's capital the number of shares which represent the difference between the amortized cost valuation and the market valuation of the portfolio. Each shareholder will be deemed to have agreed to such contribution by such shareholder's investment in the Money Market Fund.

         Since the net income of the Money Market Fund is determined and declared as a dividend immediately prior to each time the asset value of the Money Market Fund is determined, the net asset value per share of the Money Market Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder's investment in the Money Market Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Money Market Fund in that shareholder's account and any decrease in the value of a shareholder's investment may be reflected by a reduction in the number of shares in the account.



                                     TAXES

         Each Fund of the Trust is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is required to distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions). To qualify for treatment as a regulated investment company, a Fund must meet certain income source, asset diversification and income distribution requirements. If each Fund qualifies as a "regulated investment company" and complies with the relevant provisions of the Code, each Fund will be relieved of federal income tax on the part of its net ordinary income and realized net capital gain which it distributes to the separate accounts. If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains. Furthermore, distributions to its shareholders will constitute ordinary dividend income to the extent of such Fund's available earnings and profits, and policyholders could be subject to current tax on distributions received with respect to Fund shares.

         Each Fund supports variable life insurance and variable annuity contracts and therefore must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations hereunder. These requirements place certain limitations on the proportion of each Fund's assets that may be represented by any single investment (which includes all securities of the issuer) and are in addition to the diversification requirements applicable to such Fund's status as a regulated investment company. For these purposes, each U.S. Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities, and political subdivisions are all considered the same issuer.

         Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. However, the excise tax does not apply to a Fund whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. The Funds intend to qualify for this exemption or to make distributions in accordance with the calendar year distribution requirements and therefore do not expect to be subject to this excise tax.

         FOREIGN TAXES. Investment income received from sources within foreign countries may be subject to foreign income taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries that entitle certain investors to a reduced rate of tax (generally 10-15%) or to certain exemptions from tax. Each Fund will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While policyholders will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

         The Funds that may invest in foreign securities, may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of the its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Fund investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment return of a Fund making such investments. The owners of variable annuities and life insurance products investing in such Fund would effectively bear the cost of these taxes and interest charges. In certain cases, a Fund may be eligible to make certain elections with respect to securities of PFICs that could reduce taxes and interest charges payable by the Fund. However, no assurance can be given that such elections can or will be made.

        The discussions of "Dividends, Distributions, and Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service. For further information, consult the prospectuses and/or statements of additional information for the respective policies and contracts, as well as your own tax advisor.

                      TOTAL RETURN AND YIELD INFORMATION

         Each of the Funds (except the Money Market Fund) from time to time may include its average annual total return in advertisements or information furnished to present or prospective shareholders.

        The Trust will compute these total returns by assuming a hypothetical initial payment of $1,000. It will then be assumed that all of the dividends and distributions by each of the Funds over the relevant time period are reinvested. It will then assume that at the end of the one-, five- or ten-year period, after taking into account all applicable recurring and nonrecurring expenses, the entire amount is redeemed. The average annual total return then will be calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return). For the fiscal year ended December 31, 2002, and for the period since inception of the Funds on November 30, 2000 to December 31, 2002, average annual total returns are as follows:



------------------------------------------------------------------------------
                                                       Past           Since
For the periods ended December 31, 2002              One Year        Inception,
                                                                        on
                                                                     November
                                                                      30, 2000
-------------------------------------------------------------------------------
Common Stock Fund                                     -17.33          -10.28
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Mid Cap Growth Fund                                   -24.04          -22.82
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Small Company Fund                                    -13.92           -1.26
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Growth Index Fund                                     -24.04          -20.36
-------------------------------------------------------------------------------



        These average annual total returns will not include fees and charges that apply to National Life separate accounts which purchase shares of the Funds as investment vehicles for variable life insurance policies and variable annuity contracts issued by National Life. These fees and charges will reduce the returns realized by variable life insurance policyowners and variable annuity contract owners. For information on the fees and charges incurred by the separate accounts, please refer to the prospectus for the applicable variable life insurance policy or variable annuity contract.

        Each Fund's average annual total return will vary depending upon market conditions, the securities comprising such Fund's portfolio, such Fund's operating expenses and the amount of net capital gains or losses realized by such Fund during the period. An investment in any of the Funds will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

        On occasion, the Funds may compare their average annual total return figures to mutual fund averages such as those compiled by Lipper Analytical Services, Inc., and to market indices such as the Dow Jones Industrial Average, the S & P 500, the S & P 500/BARRA Growth Index, the S & P 500/BARRA Value Index, the S & P MidCap 400 Index and the Russell 2000(R) Index.

        In the case of the Bond Fund, income is calculated by totalling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

             The Money Market Fund normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. In accordance with regulations adopted by the SEC, the Money Market Fund is required to disclose its annualized yield for certain seven-day base periods in a standardized manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities. The SEC also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result.

        The yield quoted should not be considered a representation of the yield of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Money Market Fund and changes in interest rates on such investments, but also on changes in the Money Market Fund's expenses during the period.

        Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, the Money Market Fund's yield fluctuates, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time.


                              GENERAL INFORMATION

        Copies of the Trust's Declaration of Trust, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC, to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also now available at the SEC's Internet Web site at http://www.sec.gov. All cash and securities of the Funds, except for U.S. Government Securities which are represented only in book entry form at the Federal Reserve Bank, are held by State Street Bank and Trust Company or in a central depository system in the name of State Street Bank & Trust - Kansas City, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 as the Funds' Custodian. State Street is also Dividend Disbursing Agent for the Funds' shares. Sentinel Service is Transfer Agent and Registrar for the Funds' shares. All correspondence regarding the Trust should be mailed to National Life Insurance Company, National Life Drive, Montpelier, Vermont 05604, Attn:
Registered Insurance Contracts.

        The independent accountants for the Trust are PricewaterhouseCoopers LLP, located at 1177 Avenue of the Americas, New York, New York 10036. The independent accountants are responsible for auditing the annual financial statements of the Trust.

        Counsel for the Funds is Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019.

                             FINANCIAL STATEMENTS


        Audited financial statements for the Trust at December 31, 2002 and for the fiscal years then ended are incorporated by reference to the Trust's 2002 Report to Policyholders.

                                  Appendix A

    Description of Moody's Investor Service, Inc.'s ("Moody's") Municipal
                                 Bond Ratings

                               Long-Term Ratings
                   Debt Ratings--U.S. Tax-Exempt Municipals

There are nine basic rating categories for long-term obligations. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The Modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier3 indicates that the issue ranks in the lower end of its generic category. Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, eg. # Aaa.

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Standard & Poor's Municipal Issue Ratings

Municipal Issue Rating Definitions

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either

Long-term Issue Credit Ratings
Issue credit ratings are based in varying degrees, on the following considerations:
     1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
     2.  Nature of and provisions of the obligation; and
     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, And C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c
The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p
The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*
Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r
The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.
Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards
Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                    Part C

                               Other Information
                               -----------------

Item 23.  Exhibits
          --------

          (a)(1) Declaration of Trust of the Registrant.(1)
          (a)(2) Form of Instrument of Establishment, Designation, Preferences, Rights and Limitations of Series of Shares, creating
                 Sentinel Variable Products Balanced Fund and Sentinel
                 Variable Products Bond Fund.(5)
          (b)    None.
          (c) Portions of the Declaration of Trust of the Registrant defining the rights of holders of shares of the Registrant.(2)
          (d)(1) Investment Advisory Agreement between the Registrant, on behalf of Sentinel Variable Products Common Stock Fund, Sentinel Variable Products Mid Cap Growth Fund, Sentinel Variable Products Small Company Fund, Sentinel Variable Products Growth Index Fund, Sentinel Variable Products Money Market Fund, and NL Capital Management, Inc., formerly National Life Investment Management Company, Inc. (the "Advisor").(3)
          (d)(2) Investment Advisory Agreement between the Registrant, on behalf of Sentinel Variable Products Balanced Fund and
                 Sentinel Variable Products Bond Fund, and the Advisor.
          (e)    Participation Agreement between the Registrant, National Life
                 Insurance Company and Equity Services, Inc. ("ESI").(3)
          (f)    None.
          (g) Custody Contract between the Registrant and State Street Bank and Trust Company.(3)
          (h) Fund Services Agreement between the Registrant and Sentinel Administrative Service Corporation.(3)
          (i)    Opinion and consent of Brown and Wood LLP.(3)
          (j) Consent of PricewaterhouseCoopers LLP, independent accountants for the Registrant.
          (k)    (1) Financial Statements included in Part A:
                 - Selected Per Share Data and Ratios for the period November 30, 2000 to December 31, 2000 and for the years ended
                 December 31, 2001and 2002*
                 (2) Financial Statements incorporated by reference in Part B:
                 - Selected Per Share Data and Ratios for the period November 30, 2000 to December 31, 2000 and for the years ended
                 December 31, 2001 and 2002*
                 - Statement of Assets and Liabilities at December 31, 2002*
                 - Statement of Operations for the year ended December 31, 2002*
                 - Notes to Financial Statements*
                 - Report of Independent Accountants*

          (l)    None.
          (m)    Certificate of Sole Shareholder.(3)
          (n)    None.
          (o)    Reserved.

          (p) (1) Code of Ethics of the Trust, as amended through November 9, 2001.(4)
                 (2) Code of Ethics of NL Capital Management, Inc., as amended through February 12, 2002.(4)
                 (3) Code of Ethics of Equity Services, Inc.(3)

________________________
(1) Filed on April 28, 2000 as an Exhibit to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File 333-35832 (the "Registration Statement")).


(2) Reference is made to Article 1, Article 4 (Sections 4.2, 4.3, 4.8, 4.9.3, 4.9.5, 4.9.5.5, 4.9.5.6), Article 5 (Sections 5.4, 5.6, 5.8, 5.10,
     5.10.1, 5.11, 5.11.1, 5.11.7), Article 8 (Sections 8.1, 8.5, 8.6),
     Article 9 (Sections 9.1, 9.2.2), Article 10 (Sections 10.1, 10.1.1, 10.2,
     10.5, 10.5.1, 10.5.2), Article 11(Section 11.3), Article 12.


(3) Filed on October 18, 2000 as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.


(4) Incorporated by reference to an exhibit to Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A of Sentinel Group Funds, Inc. (File No. 2-10685) filed on March 29, 2002.

(5)  To be filed by amendment.

* Incorporated by reference to the Registrant's 2002 annual Report to Policyholders filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2002 pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended ("1940 Act").


Item 24.  Persons Controlled by or under Common Control with the Registrant
          -----------------------------------------------------------------

          None.


Item 25.  Indemnification
          ---------------

          Article 10.5 of the Registrant's Declaration of Trust, incorporated by reference to Exhibit (a) hereto, provides for the indemnification of the Registrant's trustees and officers.

          In no event will the Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his or her bad faith, willful misfeasance, or reckless disregard of the duties involved in the conduct of his or her office. The Registrant will comply with Rule 484 under the Securities Act of 1933, as amended (the "1933 Act"), and Release No. 11330 under the 1940 Act in connection with any indemnification.

          Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

               Trustees and officers of the Registrant have been covered by a directors and officers liability insurance policy since March 14, 2000, with a total coverage of $_________.


Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------

          Information on the Advisor is incorporated by reference to the Prospectus included in this Registration Statement. The Advisor also provides investment management services with respect to the general accounts of National Life Insurance Company and its wholly owned subsidiary, Life Insurance Company of the Southwest, and other National Life affiliates.

          Officers of the Advisor
          -----------------------

          Rodney A. Buck, Chairman, President & Chief Executive Officer (1)(2)

          Erick R. Grinde, Senior Vice President

          Thomas H. Brownell, Senior Vice President (1)

          David M. Brownlee, Senior Vice President (1)

          Van Harissis, Senior Vice President (1)

          Robert L. Lee, Senior Vice President (1)

          Gerald C. Milkowski, Senior Vice President

          Bruce R. Bottamini, Vice President (1)

          Allan R. Bradley, Vice President

          Scott T. Brayman, Vice President (1)

          Joseph A. Feeney, Vice President & Head Equity Trader (1)

          Daniel E. Gass, Vice President (1)

          Kenneth J. Hart, Vice President (1)

          R. Scott Higgins, Vice President

          Dean R. Howe, Vice President (1)

          William C. Kane, Vice President (1)

          Daniel J. Manion, Vice President (1)

          Henry J. Restaino, Vice President (1)

          Steven G. Wood, Vice President

          D. Russell Morgan, Counsel (1)(2)

          James K. McQueston, Secretary (2)

          The principal business address of each such person is National Life Drive, Montpelier, Vermont 05604.

          ________________________
          (1) Also an officer or employee of Sentinel Advisors Company, an affiliated investment advisor which provides investment management services to the Sentinel Funds, a family of mutual funds offered to the public.

          (2) Also an officer or employee of National Life Insurance Company.

Item 27.  Principal Underwriters
          ----------------------

     (a) The Registrant's principal underwriter, ESI, also serves as principal underwriter for National Life's various variable life insurance and variable annuity contracts.

     (b)  As to each officer of ESI:

                                                                                  Positions and
    Name and Principal                    Positions and Offices                   Offices with
     Business Address                              with ESI                      the Registrant
--------------------------            -----------------------------          ----------------------
      Joseph M. Rob                              Chairman                           President

    Kenneth R. Ehinger                       President & Chief                        None
                                             Executive Officer

    John M. Grab, Jr.                     Senior Vice President &                     None
                                          Chief Financial Officer

    Sharon E. Bernard                     Treasurer & Controller                      None

    James K. McQueston                          Secretary                             None


     The principal business address of all such persons is National Life Drive, Montpelier, Vermont 05604.

     (c) Not applicable.


Item 28.  Location of Accounts and Records
          --------------------------------

          The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder:

     (a)  Sentinel Administrative Service Corporation
          National Life Drive
          Montpelier, Vermont 05604
          Rule 31a-1(a)
          Rule 31a-1(b)(1)(2)(3)(4)(5)(6)(7)(8)
          Rule 31a-2(a)(b)(c)(f)

     (b) NL Capital Management, Inc. National Life Drive Montpelier, Vermont 05604 Rule 31a-1(a)(9)(10)(11) Rule 31a-1(d)(f) Rule
          31a-2(a)(c)(f)

     (c)  Equity Services, Inc.
          National Life Drive
          Montpelier, Vermont  05604
          Rule 31a-1(d)

          Rule 31a-2(c)


Item 29.  Management Services
          -------------------

          Not applicable.


Item 30.  Undertakings
          ------------

          Not applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Montpelier and State of Vermont, on the 14th day of February, 2003.


                       SENTINEL VARIABLE PRODUCTS TRUST
                            (Registrant)

                       By:    /s/Joseph M. Rob
                            ---------------------------------
                            Joseph M. Rob, President


     As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities on the dates indicated.


Signature                                             Title                                     Date
---------                                             -----                                     ----


    Thomas H. MacLeay                                  Chairman                                 February 14, 2003
-----------------------------                          (Chief Executive
     Thomas H. MacLeay                                 Officer) and Trustee


    William D. McMeekin*                               Trustee
-----------------------------
    William D. McMeekin


     William G. Ricker*                                Trustee
-----------------------------
     William G. Ricker


   /s/Thomas P. Malone                                Vice President and Treasurer              February 14, 2003
-----------------------------                         (Chief Accounting
     Thomas P. Malone                                 Officer)


  /s/ John M. Grab, Jr.                               Vice President (Chief                     February 14, 2003
-----------------------------                         Financial Officer)
      John M. Grab, Jr.


*By  /s/ Joseph M. Rob
     ------------------------
      Joseph M. Rob                                                                             February 14, 2003

Attorney-in-Fact

                                 Exhibit Index
                                 -------------

Exhibit
Number
------

99. (d)(2) Investment Advisory Agreement between the Registrant, on behalf of
           Sentinel Variable Products Balanced Fund and Sentinel Variable Products Bond Fund, and NL Capital Management, Inc.

99. (j) Consent of PricewaterhouseCoopers LLP, independent accountants for the Registrant.